Execution Version

Washington Real Estate Investment Trust

$350,000,000

3.44% Senior Notes due December 29, 2030

______________

Note Purchase Agreement

______________

Dated September 29, 2020

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Table of Contents
Section    Heading    Page

Schedule A    —    Defined Terms

Schedule 1        —    Form of 3.44% Senior Note due December 29, 2030

Schedule 4.4(a)        —     Form of Opinion of Special Counsel for the Company

Schedule 4.4(b)        —    Form of Opinion of Special Counsel for the Purchasers

Schedule 5.3        —    Disclosure Materials

Schedule 5.4        —    Subsidiaries of the Company and Ownership of Subsidiary Stock

Schedule 5.5        —    Financial Statements

Schedule 5.10        —    Real Estate Assets

Schedule 5.15        —    Existing Indebtedness

Schedule 7.2        —    Form of Compliance Certificate

Schedule 9.7        —    Form of Subsidiary Guaranty

Purchaser Schedule    —    Information Relating to Purchasers

Washington Real Estate Investment Trust

1775 Eye Street, NW, Suite 1000
Washington, D.C. 20006

3.44% Senior Notes due December 29, 2030

September 29, 2020

To Each of the Purchasers Listed in
    the Purchaser Schedule Hereto:
Ladies and Gentlemen:
Washington Real Estate Investment Trust, a Maryland real estate investment trust (the “Company”), agrees with each of the Purchasers as follows:
Section 1.    Authorization of Notes.
The Company will authorize the issue and sale of $350,000,000 aggregate principal amount of its 3.44% Senior Notes due December 29, 2030 (the “Notes”). The Notes shall be substantially in the form set out in Schedule 1. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern.
Section 2.    Sale and Purchase of Notes .
Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.
Section 3.    Closing.
The execution and delivery of this Agreement shall occur on September 29, 2020 (the “Execution Date”). The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Greenberg Traurig, LLP, 77 West Wacker Drive, Suite 3100, Chicago, Illinois, 60601, at 9:00 a.m., Chicago time, at a closing (the “Closing”) on a Business Day no earlier than October 13, 2020, and no later than December 29, 2020, as shall be notified by the Company to each Purchaser at least ten (10) Business Days prior to the Closing. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to the account number of the Company set forth in the funding instructions delivered by the Company pursuant to Section 4.10. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.
Section 4.    Conditions to Closing.
Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:
    Section 4.1.    Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made on the Execution Date and shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) at the Closing except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true in all respects) on and as of such earlier date).
    Section 4.2.    Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and from the Execution Date to the Closing assuming that Sections 9 and 10 are applicable from the Execution Date. From the Execution Date through the Closing, before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.
    Section 4.3.    Compliance Certificates.
    (a)    Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

    (b)    Secretary’s Certificate of the Company. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Company’s organizational documents as then in effect.
Section 4.4.    Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated as of the date of the Closing (a) from Hogan Lovells US LLP, counsel for the Company, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Greenberg Traurig, LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.
    Section 4.5.    Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Execution Date, such determination to be made by such Purchaser. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.
    Section 4.6.    Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.
    Section 4.7.    Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the date of the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date of the Closing.
    Section 4.8.    Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.
    Section 4.9.    Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.
    Section 4.10.    Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company setting forth the wire instructions for the account of the Company contemplated in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.
    Section 4.11.    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.
Section 5.    Representations and Warranties of the Company.
The Company represents and warrants to each Purchaser that, as of the Execution Date and as of the date of the Closing:
    Section 5.1.    Organization; Power and Authority. The Company is a real estate investment trust (and after the Reorganization, a limited liability company, limited partnership, limited liability partnership, corporation or other registered legal entity) duly formed, validly existing and in good standing under the laws of its jurisdiction of formation, and is duly qualified as a foreign trust and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the trust (and after the Reorganization, the limited liability company, limited partnership, limited liability partnership, corporation or other registered legal entity) power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.
    Section 5.2.    Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary trust (and after the Reorganization, limited liability company, limited partnership, limited liability partnership, corporation or other registered legal entity) action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    Section 5.3.    Disclosure. The Company, through its agents, J.P. Morgan Securities, Inc. and Wells Fargo Securities, LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated September 2020 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business of the Company and its Subsidiaries. This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to September 18, 2020 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not materially misleading in light of the circumstances under which they were made, provided, that with respect to projections, estimates and other forward-looking statements prepared by or on behalf of the Company or any other Subsidiary that have been made available to each Purchaser, the Company represents only that such information was prepared in good faith based on assumptions believed to be reasonable at the time made, it being understood that actual results may vary materially from such projections and statements. Except as disclosed in the Disclosure Documents, since December 31, 2019, there has been no change in the financial condition, business or properties of the Company and its Subsidiaries, taken as a whole, except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.
    Section 5.4.    Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists as of the Execution Date of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, (ii) the Company’s Unconsolidated Affiliates, other than Subsidiaries, and (iii) the Company’s trustees and senior officers.
    (b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable, to the extent applicable, and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.
    (c)    Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.
    (d)    No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes or any documents governing Nonrecourse Indebtedness) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.
    Section 5.5.    Financial Statements; Material Liabilities. The Company has delivered (or made available) to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and consolidated cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of footnotes). As of the Execution Date, the Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.
    Section 5.6.    Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, (A) any indenture, mortgage, deed of trust, loan, purchase or credit agreement, or any other material agreement or instrument in any material respect, or (B) the corporate charter, by-laws or shareholders agreement, in each case of the foregoing, to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary in each case, except, in the case of each of clauses (ii) and (iii) where the failure or non-compliance of the same would not result in a Material Adverse Effect.
    Section 5.7.    Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes except for consents, approvals, authorizations, filings and declarations, which have been duly obtained, given or made and are in full force and effect, and any required filing on Form 8-K with the SEC in connection with this Agreement.
    Section 5.8.    Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company,

threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
    (b)    Neither the Company nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
    Section 5.9.    Taxes. The Company and its Subsidiaries have filed all U.S. federal and state income tax returns and all other Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate.
    Section 5.10.    Title to Property; Leases. (a) The Company and its Subsidiaries have good and sufficient title to, or valid leasehold interests in, their respective properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, in each case free and clear of Liens prohibited by this Agreement.
(b) Schedule 5.10 is a complete and correct listing as of the Execution Date of all real estate assets of the Company and each Subsidiary, setting forth, for each such property, whether such property is a Development Property or a Major Redevelopment Property.
    Section 5.11.    Licenses, Permits, Etc. Except as could not reasonably be expected to have a Material Adverse Effect:
    (a)  the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, without known conflict with the rights of others;
    (b)    to the knowledge of the Company, no product or service of the Company or any of its Subsidiaries infringes any license, permit, franchise, authorization, patent, copyright,

proprietary software, service mark, trademark, trade name or other right owned by any other Person; and
    (c)    to the knowledge of the Company, there is no violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.
    Section 5.12.    Compliance with Employee Benefit Plans. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
(b)    The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.
    (c)    The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.
    (d)    The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.
    (e)    The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.
    (f)    The Company and its Subsidiaries do not have any Non-U.S. Plans.
    Section 5.13.    Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 55 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
    Section 5.14.    Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder to finance or refinance recently completed and future Eligible Green Projects (as defined in the Memorandum) and, pending allocation to such Eligible Green Projects, such net proceeds may be used to repay borrowings outstanding on the Company’s revolving credit facilities or term loans and may be held in cash and cash equivalents. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or to extend credit to others for the purpose of buying or carrying any margin stock, or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
    Section 5.15.    Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of June 30, 2020 (including descriptions of the obligors and the original lender (or, if applicable, administrative agent) therefor, principal amounts outstanding, whether or not secured and a description of any Guaranties thereof), since which date there has been no Material change in the amounts (other than changes in line of credit balances arising in the ordinary course of business of the Company), interest rates (other than with respect to variable interest rates and changes in the underlying index rates), sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries, except as otherwise disclosed in the Company’s filings with the SEC or otherwise in writing to the Purchasers. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the

Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
    (b)    Except as provided in the agreements and documents related to Indebtedness described in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness, except for any secured Indebtedness incurred after the Execution Date that is not prohibited by the covenants in this Agreement, and, in the case of any such Indebtedness in a principal amount that is Material, is disclosed in the Company’s filings with the SEC or otherwise in writing to the Purchasers.
    (c)    As of the Execution Date, neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15. As of the date of Closing, neither the Company nor any Subsidiary has entered into any instrument evidencing Indebtedness or any other agreement since the Execution Date that would be breached or violated by the incurrence of the Indebtedness hereunder or under the Notes.
    Section 5.16.    Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.
    (b)    Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.
    (c)    No part of the proceeds from the sale of the Notes hereunder:
(i)    constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii)    will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or
(iii)    will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.
    (d)    The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.
    Section 5.17.    Status under Certain Statutes. Neither the Company nor any Subsidiary (i) is, or is required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940 or (ii) is subject to regulation under the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act.
    Section 5.18.    Environmental Matters. (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Company or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.
    (b)    Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
    (c)    Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
    (d)    Neither the Company nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
    (e)    All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

        Section 5.19.    REIT Status. With respect to its taxable years beginning with the taxable year ended December 31, 2016, the Company has met the requirements for qualification as a REIT under Sections 856 through 860 of the Code, and the Company’s current organization and current and proposed method of operations, assets and income will permit the Company to continue to meet such requirements.
        Section 5.20.    Unencumbered Properties. Each Property included in the calculation of Unencumbered NOI satisfies, as of the date of this Agreement and Closing, all of the requirements contained in the definition of “Eligible Property.” Each Property included in any calculation of Unencumbered Pool Value satisfies, as of the date of this Agreement and Closing, all of the requirements contained in the definition of “Eligible Property.” There are no Liens against any Eligible Properties included in the calculation of Unencumbered Pool Value or the income of which is included in the calculation of Unencumbered NOI other than Permitted Liens.
Section 6.    Representations of the Purchasers.
    Section 6.1.    Purchase for Investment. (a) Each Purchaser severally represents that it is an “accredited investor” within the meaning of Regulation D of the Securities Act and is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds that are “accredited investors” within the meaning of Regulation D of the Securities Act and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.
    (b) Without limiting the foregoing, each Purchaser severally agrees that it will not, directly or indirectly, resell the Notes purchased by it to a Person which it is aware is a Competitor (it being understood that such Purchaser shall advise any broker or intermediary acting on its behalf that such resale to a Competitor is limited hereby).
    Section 6.2.    Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:
    (a)    the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
    (b)    the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
    (c)    the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
    (d)    the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);or
    (e)    the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
    (f)    the Source is a governmental plan; or
    (g)    the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
    (h)    the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.
Section 7.    Information as to Company
    Section 7.1.    Financial and Business Information. The Company shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:
    (a)    Quarterly Statements — within 45 days (or such shorter period as is the earlier of (x) 10 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10Q (the “Form 10Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,
    (i)    a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and
    (ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments and the absence of footnotes;

    (b)    Annual Statements — within 90 days (or such shorter period as is the earlier of (x) 10 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10K (the “Form 10K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of
    (i)    a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and
    (ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall include a statement to the effect that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards;
    (c)    SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement (collectively, “Reports”) sent by the Company or any Subsidiary to the administrative agent under any Material Credit Facility pursuant to any reporting requirements thereunder (excluding (x) Reports sent to such administrative agent in the ordinary course of administration of such Material Credit Facility, such as information relating to pricing, interest period elections, prepayment notices and borrowing requests or availability calculations, (y) Reports provided in response to specific inquiries from any lender or agent under any Material Credit Facility and (z) Reports that correspond to Reports, budgets, projections, compliance certificates and other regular financial information that are separately required to be provided pursuant to the requirements of the agreements with respect to each Material Credit Facility and not under this Agreement (it being understood that the compliance certificate required pursuant to Section 7.2(a) hereof shall be in lieu of any compliance certificate required under any Material Credit Facility) and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available to its public Securities holders generally by the Company or any Subsidiary to the public concerning developments that are Material;

    (d)    Notice of Default or Event of Default — promptly, and in any event within 5 Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;
    (e)    Employee Benefits Matters — promptly, and in any event within 5 Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
    (i)    with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof;
    (ii)    the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or
    (iii)    any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;
    (f)    Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and
    (g)    Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including actual copies of the Company’s Form 10Q and Form 10K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

    Section 7.2.    Officer’s Certificate. Each set of financial statements delivered to a Purchaser or a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer substantially in the form attached hereto as Schedule 7.2:
    (a)    Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the applicable requirements of Section 10.6 during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and a statement of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. Each such certificate shall include (i) a reasonably detailed list of all Properties which the Company has elected to include in calculations of Unencumbered NOI and Unencumbered Pool Value for the fiscal period covered by such certificate (it being understood that so long as no Default or Event of Default exists or would occur as a result of such election, the Company shall be free to include or exclude from such calculations any Property that would otherwise be eligible for inclusion), (ii) a summary with respect to each Property then included in calculations of Unencumbered NOI and Unencumbered Pool Value, including without limitation, a quarterly and year-to-date statement of Net Operating Income, (iii) a statement of Funds From Operations, and (iv) a report listing Properties acquired in the most recently ended fiscal quarter setting forth for each such Property the purchase price and Net Operating Income for such Property and indicating whether such Property is collateral for any Indebtedness of the owner of such Property that is secured in any manner by any Lien and, if so, a description of such Indebtedness. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;
    (b)    Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and

    (c)    Subsidiary Guarantors – setting forth a list of all Subsidiaries that are Subsidiary Guarantors and certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of Senior Financial Officer.
    Section 7.3.    Visitation. The Company shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:
    (a)    No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or such holder and upon reasonable prior notice to the Company (which shall in no event be made no less than 5 Business Days in advance), to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary subject to the terms and conditions of any lease agreement in the case of properties under lease to third parties, all at such reasonable times during regular business hours and as often as may be reasonably requested in writing; provided that such Purchaser or such holder shall only be permitted to make one such visit per fiscal year and shall use commercially reasonable efforts to coordinate any such visit with the representatives of the other holders, if applicable; and
    (b)    Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary subject to the terms and conditions of any lease agreement in the case of properties under lease to third parties, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times during regular business hours and as often as may be requested.
    Section 7.4.    Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c) or (g) and Sections 7.2, 10.2 or 23 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:
    (a)    such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Sections 7.1(c) or (g), 10.2 or 23 are delivered to each Purchaser or holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company;

    (b)    the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://www.washreit.com as of the date of this Agreement;
    (c)    such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) and (g) are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or
    (d)    the Company shall have timely filed any of the items referred to in Section 7.1(c)(ii) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;
provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further, that in the case of any of clauses (b) or (c) (other than information required under Section 7.1(c)(ii)), the Company shall have given each holder of a Note timely written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.
    Section 7.5.    Limitation on Disclosure Obligation. Notwithstanding the obligations under Section 7.1(g) or 7.3, the Company shall not be required to disclose information (x) to the extent that such disclosure to the holder of Notes violates any bona fide contractual confidentiality obligations by which it is bound, so long as (i) such obligations were not entered into in contemplation of this Agreement or any of the other transactions contemplated hereby and (ii) such obligations are owed by it to a third party that is not an Affiliate or (y) as to which it has been advised by counsel that the provision of such information to any holder of Notes would give rise to a waiver of the attorney-client privilege.
        Promptly after determining that the Company is not permitted to disclose any information as a result of the limitations described in this Section 7.5, the Company will provide each of the holders with an Officer’s Certificate describing generally the requested information that the Company is prohibited from disclosing pursuant to this Section 7.5 and the circumstances under which the Company is not permitted to disclose such information.

Section 8.        Payment and Prepayment of the Notes.
    Section 8.1.    Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.
    Section 8.2.    Optional Prepayments with Make-Whole Amount. (a) The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and, subject to paragraph (b) below, the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if any, due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if any, as of the specified prepayment date.
        (b) Notwithstanding the foregoing paragraph (a), within 90 days of the Maturity Date of the Notes, the Company may, at its option, upon notice as provided below, prepay at any time all of the Notes at 100% of the principal amount so prepaid, and without any Make-Whole Amount for such Notes. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2(b) not less than ten days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day) the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid.
    Section 8.3.    Allocation of Partial Prepayments. Except as described in Section 8.2(b), in the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
    Section 8.4.    Maturity; Surrender, Etc.     In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
    Section 8.5.    Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes (a) except upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or such Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
    Section 8.6.    Make-Whole Amount.
The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.
“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
    Section 8.7.    Payments and Reporting Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day; and (z) any reporting or notices under this Agreement that are due on a date that is not a Business Day shall be due on the next succeeding Business Day.
    Section 8.8.    Change of Control Prepayment Offer . (a) Promptly upon becoming aware that a Change of Control will occur or has occurred (and in any event not later than 10 Business Days thereafter), the Company shall give written notice (the “Change of Control Notice”) of such fact to each holder of the Notes. The Change of Control Notice shall (i) describe the facts and circumstances of such Change of Control in reasonable detail, (ii) refer to this Section 8.8 and the rights of the holders hereunder and (iii) contain an offer by the Company to prepay the entire unpaid principal amount of Notes held by each holder at 100% of the principal amount of such Notes at par (without any premium, penalty or Make-Whole Amount of any kind), together with interest accrued thereon to the prepayment date selected by the Company, which prepayment shall be on a date specified in the Change of Control Notice, which date shall be a Business Day not less than 20 nor more than 60 days after such Change of Control Notice is given should any agreement to the contrary not be reached among the Company and each of the holders of the Notes.
    (b)    A holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Company not more than 15 days after the date of the written offer notice referred to in subsection (a) of this Section 8.8. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute a rejection of such offer by such holder.
    (c)    On the prepayment date specified in the Change of Control Notice, the entire unpaid principal amount of the Notes held by each holder of Notes which has accepted such prepayment offer, together with interest accrued thereon to the prepayment date (but without any premium, penalty or Make-Whole Amount of any kind), shall become due and payable.
    (d)     For purposes of this Section 8.8, a “Change of Control” means (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such rights exercisable immediately or only after the passage of time), directly or indirectly, of more than 50.0% of the total voting power of the then outstanding voting stock of the Company (or following the Reorganization, the REIT Entity), (ii) during any period of 12 consecutive months ending after the date of this Agreement, individuals who at the beginning of any such 12-month period constituted the Board of Trustees of the Company (together with any new trustees whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the trustees then still in office who were either trustees at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Trustees of the Company then in office (or following the Reorganization, such references to the Board of Trustees of the Company shall refer to the Board of Trustees or equivalent governing body of the REIT Entity) or (iii) following the Reorganization, the REIT Entity shall cease to own, directly or indirectly, at least a majority of the Equity Interests of the Company having the power to vote on matters relating to the management of the Company.
Section 9.    Affirmative Covenants.
From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that:
    Section 9.1.    Compliance with Laws. Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
    Section 9.2.    Insurance. The Company will, and will cause each of its Subsidiaries to, maintain (either directly or indirectly by using commercially reasonable efforts to cause its tenants to maintain in accordance with the lease agreement for leased properties), with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto as reasonably determined by the Company) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.
    Section 9.3.    Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep (either directly or indirectly by using commercially reasonable efforts to cause its tenants to maintain in accordance with the lease agreement for leased properties) their respective properties (other than Development Properties and Major Redevelopment Properties) in good repair, working order and condition (other than ordinary wear and tear and casualty and condemnation events), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
    Section 9.4.    Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to (either directly or indirectly by using commercially reasonable efforts to cause its tenants to maintain in accordance with the lease agreement for leased properties), file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need file or pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
    Section 9.5.    Corporate Existence, Etc. Subject to Section 10.2, the Company will at all times preserve and keep its corporate existence in full force and effect. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the partnership, limited liability company, trust or corporate, as applicable, existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary or otherwise merged into a Person in a transaction otherwise permitted under this Agreement) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such partnership, limited liability company, trust or corporate, as applicable, existence, right or franchise could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
        Section 9.6.    Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in a manner that permits the preparation of financial statements in conformity with GAAP and in compliance in all material respects with all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect, in all material respects, all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.
    Section 9.7.    Subsidiary Guarantors. (a) The Company will cause each of its Subsidiaries that guarantees or otherwise becomes liable for the repayment at any time, whether as a borrower or an additional co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility, to concurrently therewith:

    (i)        enter into an agreement in a guaranty or a supplement to the guaranty substantially in the form of Schedule 9.7 (a “Subsidiary Guaranty”); and
    (ii)        deliver the following to each holder of a Note:
(A)    an executed counterpart of such Subsidiary Guaranty or a supplement to such Subsidiary Guaranty;
(B)    a certificate signed by an authorized Responsible Officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, and 5.7 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company);
(C)    a secretary’s certificate of such Subsidiary consistent with the requirements of Section 4.3(b) (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company) with respect to the execution and delivery of the Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder and, where, applicable, good standing of such Subsidiary in its jurisdiction of organization dated not more than 30 days prior to the date of the documents delivered pursuant to clause (ii)(A) above; and
(D)    to the extent required under any Material Credit Facility in connection with such joinder as a Subsidiary Guarantor, an opinion of counsel (which may be of in-house counsel) to the effect that all agreements or instruments effecting such joinder are enforceable in accordance with their terms.
    (b)    At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor that has provided a Subsidiary Guaranty under subparagraph (a) of this Section 9.7 may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder effective upon the satisfaction of the following conditions (and without the need for the execution or delivery of any other document by the holders): (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under such Subsidiary Guaranty, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee is given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration on a pro rata basis (or other form of consideration reasonably acceptable to the Required Holders) substantially concurrently with the release hereunder; and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through

(iv). In connection with such release, if requested by the Company, each holder of Notes shall execute and deliver, at the sole cost and expense of the Company, such documents as the Company may reasonably request to evidence such release.
    Section 9.8.    REIT Status . Prior to the Reorganization, the Company shall maintain its status as, and election to be treated as, a REIT. On and after the Reorganization, the REIT Entity shall maintain its status as, and election to be treated as, a REIT.
    Section 9.9.    Exchange Listing. Prior to the Reorganization, the Company shall maintain at least one class of common shares of the Company having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System. On and after the Reorganization, the REIT Entity shall maintain at least one class of common shares of the REIT Entity having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System.
        Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 9 on or after the date of this Agreement and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.
Section 10.    Negative Covenants.
From the date of this Agreement until the Closing and thereafter, so long as any of the Notes are outstanding, the Company covenants that:
    Section 10.1.    Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except (a) as set forth on Schedule 10.1; (b) transactions in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms, (c) transactions which are no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate; (d) following the Reorganization, payments by the Company to the REIT Entity to the extent required to fund administrative and operating expenses of the REIT Entity and which are not prohibited by this Agreement; (e) transactions by and among Subsidiaries and Unconsolidated Affiliates not otherwise prohibited by this Agreement , (f) transactions not prohibited by Sections 10.2 or 10.7; and (g) transactions necessary or convenient to consummate the Reorganization in accordance with Section 23.
    Section 10.2.    Merger, Consolidation, Etc. The Company will not, and will not permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person (other than the Reorganization in compliance with Section 23), unless:

    (a)    in the case of any such transaction involving the Company, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation, limited liability company, limited partnership or trust organized and existing under the laws of the United States or any state thereof (including the District of Columbia) (the “Surviving Entity”), and, if the Company is not such Surviving Entity, (i) such Surviving Entity shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such Surviving Entity shall have caused to be delivered to each holder of any Notes a customary opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms;
    (b)    in the case of any such transaction involving a Subsidiary Guarantor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Subsidiary Guarantor as an entirety, as the case may be, shall be (1) the Company, such Subsidiary Guarantor or another Subsidiary Guarantor; (2) a solvent corporation, limited liability company, trust or partnership (other than the Company or another Subsidiary Guarantor) that is organized and existing under the laws of the United States or any state thereof (including the District of Columbia) and, if such successor is not a Subsidiary Guarantor and is otherwise required to become a Subsidiary Guarantor pursuant to Section 9.7, (A) such corporation, limited liability company, trust or partnership shall have executed and delivered to each holder of Notes an executed counterpart of the Subsidiary Guaranty or a supplement to such Subsidiary Guaranty and (B) the Company shall have caused to be delivered to each holder of Notes the items required pursuant to Section 9.7(b)(iii) and (iv) in connection with such execution; or (3) any other Person so long as the transaction is treated as a disposition of all of the assets of such Subsidiary Guarantor for purposes of this Agreement and would not be in violation of any term or provision of this Agreement before and after giving effect to such transaction;
    (c)    in the case of any such transaction involving the Company, each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and
    (d)    immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.
No such conveyance, transfer or lease of substantially all of the assets of the Company or any Subsidiary Guarantor shall have the effect of releasing the Company or such Subsidiary Guarantor, as the case may be, or any successor corporation, limited liability company, trust or partnership that shall theretofore have become such in the manner prescribed in this Section 10.2, from its liability under (x) this Agreement or the Notes (in the case of the Company) or (y) the Subsidiary Guaranty (in the case of any Subsidiary Guarantor), unless, in the case of the conveyance, transfer or lease of substantially all of the assets of a Subsidiary Guarantor, such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(b) in connection with or immediately following such conveyance, transfer or lease.
    Section 10.3.    Line of Business. The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business (it being understood that the acquisition of properties in new geographical regions or change in the balance of one asset class as a percentage of all properties held shall not constitute a change in the general nature of the Company’s business) in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum, including the business of acquiring, developing, owning and operating income-producing properties and such business activities and investments incidental or reasonably related thereto.
    Section 10.4.    Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any Purchaser or holder or any Affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.
    Section 10.5.    Liens.
    The Company shall not, and shall not permit any of its Subsidiaries to, secure any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders (it being understood and agreed that any documentation substantially similar to the documentation required by such Material Credit Facility shall be deemed acceptable to the Required Holders) in substance and in form, including an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.
Section 10.6.    Financial Covenants. Subject to the MFL Principles (as applicable as provided in the definition thereof), the Company shall not at any time permit the following to occur as of the end of any fiscal quarter:
(a)Ratio of Consolidated Total Indebtedness to Consolidated Total Asset Value. The Company shall not permit the ratio of (i) Consolidated Total Indebtedness to (ii) Consolidated Total Asset Value to exceed 0.60 to 1.00 as of the end of any fiscal quarter; provided, however, that if such ratio is greater than 0.60 to 1.00 but is not greater than 0.65 to 1.00, then the Company shall be deemed to be in compliance with this paragraph (a) so long as (i) the Company completed a Material Acquisition which resulted in such ratio (after giving effect to such Material Acquisition) exceeding 0.60 to 1.00 at any time during the fiscal quarter in which such Material Acquisition took place and for any subsequent consecutive fiscal quarters (not exceeding four consecutive fiscal quarters in the aggregate), (ii) the Company has not maintained compliance with this paragraph (a) in reliance on this proviso for more than twelve fiscal quarters (whether or not consecutive) and (iii) such ratio (after giving effect to such Material Acquisition) is not greater than 0.65 to 1.00 as of the end of any fiscal quarter. For the purpose of calculating such ratio, (a) Consolidated Total Indebtedness shall be adjusted by deducting an amount equal to the lesser of the amount of (i) Unrestricted Cash on the date of determination and (ii) Consolidated Total Indebtedness and (b) Consolidated Total Asset Value shall be adjusted by deducting therefrom the amount by which Consolidated Total Indebtedness is adjusted under the immediately preceding clause (a).
(b)Ratio of Consolidated Secured Indebtedness to Consolidated Total Asset Value. The Company shall not permit the ratio of (i) Consolidated Secured Indebtedness to (ii) Consolidated Total Asset Value, to exceed 0.40 to 1.00 as of the end of any fiscal quarter.
(c)Ratio of Consolidated Adjusted EBITDA to Consolidated Fixed Charges. The Company shall not permit the ratio of (i) Consolidated Adjusted EBITDA for any fiscal quarter to (ii) Consolidated Fixed Charges for such fiscal quarter, to be less than 1.50 to 1.00 at the end of such fiscal quarter.
(d)Ratio of Unencumbered Adjusted NOI to Consolidated Interest Expense on Consolidated Unsecured Indebtedness. The Company shall not permit the ratio of (i) Unencumbered Adjusted NOI for any fiscal quarter to (ii) Consolidated Interest Expense on Consolidated Unsecured Indebtedness for such fiscal quarter, to be less than 1.75 to 1.00 at the end of such fiscal quarter.
(e)Ratio of Consolidated Unsecured Indebtedness to Unencumbered Pool Value. The Company shall not permit the ratio of (i) Consolidated Unsecured Indebtedness to (ii) Unencumbered Pool Value to exceed 0.60 to 1.00 as of the end of any fiscal quarter, provided, however, that if such ratio is greater than 0.60 to 1.00 but is not greater than 0.65 to 1.00, then the Company shall be deemed to be in compliance with this paragraph (e) so long as (i) the Company completed a Material Acquisition which resulted in such ratio (after giving effect to such Material Acquisition) exceeding 0.60 to 1.00 at any time during the fiscal quarter in which such Material Acquisition took place and for any subsequent consecutive fiscal quarters (not exceeding four consecutive fiscal quarters in the aggregate), (ii) the Company has not maintained compliance with this paragraph (e) in reliance on this proviso for more than twelve fiscal quarters (whether or not consecutive) and

(iii) such ratio (after giving effect to such Material Acquisition) is not greater than 0.65 to 1.00 as of the end of any fiscal quarter. For the purpose of calculating such ratio, (a) Consolidated Unsecured Indebtedness shall be adjusted by deducting an amount equal to the lesser of the amount of (i) Unrestricted Cash on the date of determination and (ii) Consolidated Unsecured Indebtedness and (b) Unencumbered Pool Value shall be adjusted by deducting therefrom the amount by which Consolidated Unsecured Indebtedness is adjusted under the immediately preceding clause (a).
Section 10.7.    Dividends and Restricted Payments. If (i) any Default or Event of Default has occurred and is existing under Section 11(a), 11(b), 11(g), 11(h) or 11(i) or (ii) as a result of the occurrence of any other Event of Default any of the Notes have been accelerated pursuant to Section 12, neither the Company nor any Subsidiary shall directly or indirectly declare or make, or incur any liability to make any Restricted Payments. If any Event of Default other than those specified in clause (i) of the immediately preceding sentence exists and the Notes have not been accelerated pursuant to Section 12, (A) the Company may only declare or make, or incur any liability to make, (x) cash distributions to its shareholders (or, after the Reorganization, its members, partners or other equity holders) during any fiscal year in an aggregate amount not to exceed the amount reasonably estimated to be necessary for the Company (or following the Reorganization, the REIT Entity) to maintain its status as a REIT under Sections 856 through 860 of the Code, and (y) cash distributions to its shareholders (or following the Reorganization, its members, partners or other equity holders) in an amount not to exceed the amount reasonably estimated to be necessary for the Company (or following the Reorganization, the REIT Entity) to avoid income or excise tax under the Code; provided, however, there shall not be any implied requirement that the Company (or following the Reorganization, the REIT Entity) utilize the dividend deferral options in Section 857(b)(9) or Section 858(a) of the Code, (B) any Subsidiary of the Company may declare or make, or incur any liability to make, cash distributions to permit the Company (or following the Reorganization, its members, partners or other equity holders) to make distributions of the type described in sub-clauses (x) and (y) of clause (A) above, only to the extent such Subsidiary is required to make such distributions pursuant to the organizational documents of such Subsidiary, and (C) any Subsidiary of the Company that is intended to be treated as a REIT under the Code may declare or make, or incur any liability to make, cash distributions of the type described in sub-clauses (x) and (y) of clause (A) above with respect to such Subsidiary’s REIT status and taxation.
Notwithstanding anything to the contrary in this Section 10.7, (i) Subsidiaries may make Restricted Payments to the Company, to other Subsidiaries and to any Person owning Equity Interests in such Subsidiary ratably in accordance with the interest held by such Person or otherwise as may be required pursuant to the organizational documents of such Subsidiary, (ii) following the consummation of the Reorganization, the Company or any other Subsidiary of the REIT Entity may redeem for cash limited partnership interests or membership interests in the Company pursuant to the customary redemption rights granted to the applicable limited partner or member, but only to the extent that, in the good faith determination of the Company, issuing shares of the REIT Entity in redemption of such partnership or membership interest reasonably could be considered to impair its ability to maintain its status as a REIT, (iii) the Company and any of their Subsidiaries may make repurchases, retirement or other acquisition of Equity

Interests in the Company or any Subsidiary (or following the Reorganization, the REIT Entity or any other parent entity of the Company) pursuant to any employee or director equity or stock option plan entered into in the ordinary course of business, (iv) the Company (or following the Reorganization, including the REIT Entity) or any of its Subsidiaries may honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion, and (v) following the consummation of the Reorganization, to the extent constituting a Restricted Payment, payments may be made by the Company to the REIT Entity to the extent required to fund administrative and operating expenses of the REIT Entity to the extent attributable to any activity of or with respect to the REIT Entity that is not otherwise prohibited by this Agreement.
Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 10 before or after giving effect to the issuance of the Notes on a pro forma basis, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.
Section 11.    Events of Default.
An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
    (a)    the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
    (b)    the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or
    (c)    the Company defaults in the performance of or compliance with any term contained in Sections 7.1(d), 9.5 (solely with respect to the existence of the Company) or 10; provided that if any such failure to observe or perform results from the failure of a Property being treated as an Eligible Property that is not in fact an Eligible Property, such failure shall be deemed to not have occurred so long as the Company delivers to the holders of the Notes not later than 15 days from the earlier of (x) the date on which a Responsible Officer of the Company obtains knowledge of the occurrence of such failure and (y) the date on which the Company has received written notice of such failure from any holder of any Note, each of the following; (1) written notice thereof and (2) a compliance certificate, prepared as of the last day of the most recent fiscal quarter, evidencing compliance with the covenants set forth in Section 10.6 excluding such Property as an Eligible Property, as applicable; or
    (d)    the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or
    (e)    any representation or warranty made in writing by or on behalf of the Company or any Subsidiary Guarantor in this Agreement, in any Financing Agreement, or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or
    (f)    (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness (other than the Notes and any Nonrecourse Indebtedness) that is outstanding in an aggregate principal amount (or, in the case of any Derivatives Contract, having, without regard to the effect of any close-out netting provision, a Derivatives Termination Value) of at least the greater of (x) $75,000,000 (or its equivalent in the relevant currency of payment) or (y) 2.5% of Consolidated Total Asset Value (“Material Recourse Indebtedness”) beyond any period of grace provided with respect thereto, (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any Material Recourse Indebtedness or Nonrecourse Indebtedness having an aggregate outstanding principal amount in excess of 5.0% of Consolidated Total Asset Value (“Material Nonrecourse Indebtedness”) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the right of the holder of Indebtedness to convert such Indebtedness into equity interests or as a result of customary non-default mandatory prepayment requirements associated with asset sales, casualty events, debt or equity issuances, extraordinary receipts or borrowing base limitations) (x) the Company or any Subsidiary has become obligated to purchase or repay any Material Recourse Indebtedness or Material Nonrecourse Indebtedness before its regular maturity or before its regularly scheduled dates of payment or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Material Recourse Indebtedness or Material Nonrecourse Indebtedness; or
    (g)    the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

    (h)    a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Material Subsidiaries, or any such petition shall be filed against the Company or any of its Material Subsidiaries and such petition shall continue without being dismissed or stayed for a period of 90 consecutive calendar days; or
    (i)    any event occurs with respect to the Company or any Material Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or
    (j)    one or more final judgments or orders for the payment of money (other than any judgment or order for payment of money entered against a Subsidiary in relation to Nonrecourse Indebtedness where recourse with respect to such judgment remains limited to the assets securing such Nonrecourse Indebtedness) aggregating in excess of the greater of (x) $75,000,000 and (y) 2.5% of Consolidated Total Asset Value (not paid or for which insurance coverage has not been denied in writing by the applicable insurance carrier), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or
    (k)    a warrant, writ of attachment, execution or similar process shall be issued against any property of the Company or any Subsidiary (other than any warrant, writ of attachment, execution or similar process issued against the property of a Subsidiary in relation to Nonrecourse Indebtedness where such warrant, writ of attachment, execution or similar process attaches only to the assets securing such Nonrecourse Indebtedness), which exceeds, individually or together with all other such warrants, writs, executions and processes, the greater of (x) $75,000,000 and (y) 2.5% of Consolidated Total Asset Value in amount and such warrant, writ, execution or process shall not be paid, discharged, vacated, stayed or bonded for a period of 60 days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance substantially similar to the waiver or subordination agreement provided for the benefit of any Material Credit Facility or otherwise reasonably satisfactory to the Required Holders pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the obligations under this Agreement and the Notes and waives or subordinates any Lien it may have on the assets of the Company or any Subsidiary;

    (l)    if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, (iv) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (v) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (vi) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, (vii) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder, (viii) the Company or any Subsidiary fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (ix) the Company or any Subsidiary becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (ix) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(l), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or
    (m)    any Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty.
Section 12.    Remedies on Default, Etc.
    Section 12.1.    Acceleration. (a) If an Event of Default with respect to the Company described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

    (b)    If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
    (c)    If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.
Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
    Section 12.2.    Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
    Section 12.3.    Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

    Section 12.4.    No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys’ fees, expenses and disbursements.
Section 13.    Registration; Exchange; Substitution of Notes.
    Section 13.1.    Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
    Section 13.2.    Transfer and Exchange of Notes; No Transfer to Competitors. (a) Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter (or such longer period as the registered holder of such Note may permit in its sole discretion), the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.
    (b) Without limiting the foregoing, each Purchaser and each subsequent holder of any Note severally agrees that it will not, directly or indirectly, resell any Notes purchased by it to a Person which it is aware is a Competitor (it being understood that such Purchaser shall advise any broker or intermediary acting on its behalf that such resale to a Competitor is limited hereby). The Company shall not be required to recognize any sale or other transfer of a Note to a Competitor and no such transfer shall confer any rights hereunder upon such transferee.
    Section 13.3.    Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
    (a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
    (b)    in the case of mutilation, upon surrender and cancellation thereof, within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
Section 14.    Payments on Notes.
    Section 14.1.    Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wells Fargo Bank, National Association in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.
    Section 14.2.    Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.
    Section 14.3.    FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person at the time or times prescribed by law and at such time or times as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 14.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential.
Section 15.    Expenses, Etc.
    Section 15.1.    Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the documented out-of-pocket costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the documented out-of-pocket costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,500 for each series of Notes. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).
    The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company.
    Section 15.2.    Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.
    Section 15.3.    Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.
Section 16.    Survival of Representations and Warranties; Entire Agreement.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17.    Amendment and Waiver.
    Section 17.1.    Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:
    (a)    no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and
    (b)     no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 or 20.
    Section 17.2.    Solicitation of Holders of Notes.
    (a)    Solicitation. The Company will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.
    (b)    Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.
    (c)    Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.
    Section 17.3.    Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company and any Subsidiary Guarantor without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company, a Subsidiary Guarantor and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or holder of such Note.
    Section 17.4.    Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.
Section 18.    Notices.
Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
    (i)    if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,
    (ii)    if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or
    (iii)    if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.
Section 19.    Reproduction of Documents.
This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
Section 20.    Confidential Information.
For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and Affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20, unless expressly agreed in such confidentiality undertaking by specific reference to this Section 20.
In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking unless expressly agreed in such confidentiality undertaking by specific reference to this Section 20.
Section 21.    Substitution of Purchaser.
Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.
Section 22.    Miscellaneous.
    Section 22.1.    Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.
    Section 22.2.    Accounting Terms. (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP (provided all accounting terms, ratios and measurements shall be determined without giving effect to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) to the extent any lease (or similar arrangement conveying the right to use) would be required to be treated as a capital lease thereunder where such lease (or similar arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of the Accounting Standards Codification 842, provided that the Company shall provide to the holders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made in accordance with GAAP and made without giving effect to Accounting Standards Codification 842). For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
        (b) Notwithstanding the foregoing, if the Company notifies the holders of Notes that, in the Company’s reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders’ reasonable opinion, as a result of changes in GAAP from time to time (“Subsequent Changes”), any of the covenants contained in Sections 10.6 or any of the defined terms used therein, no longer apply as intended such that such covenants are more or less restrictive to the Company than are such covenants immediately prior to giving effect to such Subsequent Changes, the Company and the holders of Notes shall negotiate in good faith to reset or amend such covenants or defined terms, or establish alternative covenants or defined terms, so as to negate such Subsequent Changes. Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, the covenants contained in Sections 10.6, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined assuming that the Subsequent Changes shall not have occurred (“Static GAAP”). During any period that compliance with any covenants shall be determined pursuant to Static GAAP, the Company shall include relevant reconciliations in reasonable detail between GAAP and Static GAAP with respect to the applicable covenant compliance calculations contained in each certificate of a Senior Financial Officer delivered pursuant to Section 7.2 during such period.
    Section 22.3.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
    Section 22.4.    Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.
    Section 22.5.    Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement and the other Financing Agreements. Delivery of an electronic signature to, or a signed copy of, this Agreement and such other Financing Agreements by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Agreement and the other Financing Agreements shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
        Notwithstanding the foregoing, if any Purchaser shall request (whether directly or through the Purchasers’ special counsel referred to in Section 4.4) manually signed counterpart signatures to any Financing Agreement or a manually signed Note, the Company hereby agrees to deliver such manually signed counterpart signatures or Note to such Purchaser (or to such special counsel on behalf of such Purchaser) within 15 Business Days of such request or such longer period as the requesting Purchaser and the Company may agree.
    Section 22.6.    Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choiceoflaw principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
    Section 22.7.    Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
    (b)    The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.
    (c)    The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
    (d)    Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
    (e)    The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.
Section 23.    UPREIT Reorganization
(a) If the Company elects to reorganize its corporate organizational structure to implement an “umbrella partnership” real estate investment trust structure by forming a limited partnership, limited liability company or other registered business organization (other than a general partnership) under the laws of any state of the United States or the District of Columbia (referred to in this Section 23 as the “OP”) of which the Company (or a Wholly-Owned Subsidiary of the Company) is to be the general partner, manager, or managing member, as applicable (the “Reorganization”), the OP, subject to the satisfaction of the conditions set forth in this clause (a) below, may assume all of the Company’s liabilities and obligations under, and the Company may transfer and assign to the OP all of the Company’s rights and benefits under, this Agreement and the Notes (and the Company shall be released from all liabilities and obligations under this Agreement and the Notes except to the extent the REIT Entity becomes a guarantor in accordance with the requirements of Section 23(b)) (collectively, the “Assumption Transaction”):
(i)the Company shall have given each of the holders of Notes prior written notice of the Company’s intent to exercise its rights under this Section 23 at least 30 days (or such shorter period as may be permitted by the Required Holders) prior to the proposed effective date of the Assumption Transaction (the “Assumption Date”);
(ii)each holder of Notes shall have received each of the following:
(A)an assignment and assumption agreement, executed by the Company and the OP, acknowledged by any then Subsidiary Guarantor, providing for the OP’s assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (and the term “REIT Entity” shall thereafter refer to Washington Real Estate Investment Trust (including any successor entity thereto which becomes the general partner, manager, or managing member, as applicable, of the OP, or the ultimate parent thereof) and, the term “Company” shall thereafter refer to the OP for all purposes of this Agreement and the Notes) which such assignment and assumption agreement may include a revised version of this Agreement that incorporates the Reorganization in a manner that is reasonably consistent for “umbrella partnership” real estate investment trust structures for financings of this type, as may be mutually agreed by the Company or the Required Holders in good faith, including such amendments to the representations, covenants and events of default where any references to the “Company” would be intended to refer to the REIT Entity and reflects the “Company” as the OP in such structure; provided, however, that such revised version of this Agreement shall in any event not be a condition to the consummation of the Reorganization;
(B)amendments to this Agreement and the Notes (or replacement Notes complying with the terms of Section 13 (it being understood that any previously issued Notes shall be returned in exchange for such new replacement Notes)) executed by the Company, the OP and the holders of the Notes, as appropriate, requested or approved by the requisite holders as permitted pursuant to Section 17;
(C)an opinion of counsel to the OP, addressed to the holders of the Notes and covering enforceability and such other matters relating thereto as the Required Holders may reasonably request in relation to the Assumption Transaction that are within the scope of the matters covered in the opinions delivered under Section 4.4(a);
(D)the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of the OP certified as of a recent date by the Secretary of State of the state of formation of the OP;
(E)a certificate of good standing (or certificate of similar meaning) with respect to the OP issued as of a recent date by the Secretary of State of the state of formation of the OP and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state in which the OP is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect;
(F)a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of the OP with respect to each of the officers of the OP authorized to execute and deliver notices under this Agreement and the Notes;
(G)copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the OP of (1) the operating agreement of the OP, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (2) all corporate, partnership, member or other necessary action taken by or on behalf of the OP to authorize the Reorganization and the execution, delivery and performance of this Agreement and the Notes, to which it is, or is to become, a party in connection therewith;
(H)The OP shall be a direct or indirect Subsidiary of the REIT Entity; and
(I)no Default or Event of Default shall exist as of the date the Reorganization, or will exist immediately after giving effect thereto; and
(iii)the OP shall have provided all information requested by the holders of Notes at least 10 days prior to the Assumption Date in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act.
    (b) If at any time the REIT Entity shall Guaranty the obligations of the Company under any Material Credit Facility and for only so long as such Guaranty under the Material Credit Facility remains in effect, then the REIT Entity shall Guaranty the obligations of the Company under this Agreement and the Notes by making the required deliveries under Section 9.7(a) hereof (and any such Guaranty may be released as contemplated by Section 9.7(b) hereof).
(c) Following the consummation of the Reorganization, the Company will satisfy its obligations with respect to the financial information relating to the Company described in Sections 7.1(a) and (b) by furnishing financial information relating to the OP; provided that, in the event the Company is unable to provide such information, the Company may satisfy such obligations with respect to the financial information relating to the Company described in Sections 7.1(a) and (b) by furnishing financial information relating to the REIT Entity so long as both (i) the same is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the REIT Entity and its Subsidiaries, on the one hand, and the information relating to the Company and its Subsidiaries on a standalone basis, on the other hand, with respect to the consolidated balance sheet and income statement and (ii) the Company shall procure and maintain at all times a rating of the Notes by any one of S&P, Moody’s or Fitch. Such rating shall be either a public or private letter credit rating of the Notes, which rating (1) identifies each series of Notes by Private Placement Number identified by Standard & Poor’s CUSIP Bureau, (2) addresses the likelihood of payment of both the principal and interest of such Notes (which requirement shall be deemed satisfied if the rating is silent on the likelihood of payment of both principal and interest and does not otherwise include any indication to the contrary), (3) does not include any prohibition against a holder sharing such evidence with the SVO or any other regulatory authority having jurisdiction over such holder and (4) to the extent not confirmed directly to the SVO by the relevant Rating Agency via electronic feed, be delivered by the Company to the holders at least annually (such that at all times, the rating shall have been confirmed within the last 12 months) and promptly upon any change in the rating.
* * * * *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

Washington Real Estate Investment Trust

By:     /s/ Stephen E. Riffee
Name:     Stephen E. Riffee
Title:     Executive Vice President and Chief         Financial Officer

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
The Prudential Insurance Company of America

By: /s/ Eric Seward
    Second Vice President

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Athene Annuity & Life Assurance Company
By:    Apollo Insurance Solutions Group LP, its investment adviser
By:    Apollo Capital Management, L.P., its sub adviser
By:    Apollo Capital Management GP, LLC, its General Partner

By: /s/ Joseph D. Glatt
Name:    Joseph D. Glatt
Title:    Vice President

Athene Annuity and Life Company
By:    Apollo Insurance Solutions Group LP, its investment adviser
By:    Apollo Capital Management, L.P., its sub adviser
By:    Apollo Capital Management GP, LLC, its General Partner

By: /s/ Joseph D. Glatt
Name:    Joseph D. Glatt
Title:    Vice President

Jackson National Life Insurance Company
By:    Apollo Insurance Solutions Group LP, its investment adviser
By:    Apollo Capital Management, L.P., its sub adviser
By:    Apollo Capital Management GP, LLC, its General Partner

By: /s/ Joseph D. Glatt
Name:    Joseph D. Glatt
Title:    Vice President

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Teachers Insurance and Annuity Association of America, a New York domiciled life insurance company

By:    Nuveen Alternatives Advisors LLC,
    a Delaware limited liability company,
    its investment manager

By: /s/ Jeffrey J. Hughes
Name:    Jeffrey J. Hughes
Title:    Senior Director

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
American General Life Insurance Company
The Variable Annuity Life Insurance Company
National Union Fire Insurance Company of Pittsburgh, PA
The United States Life Insurance Company in the City of New York
American Home Assurance Company

By:    AIG Asset Management (U.S.), LLC, as Investment Adviser

By: /s/ Byron S. Douglass
Name:    Byron S. Douglass
Title:    Managing Director

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Nationwide Life and Annuity Insurance Company

By: /s/ Thomas A. Gleason
Name:    Thomas A. Gleason
Title:    Authorized Signatory

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Allianz Life Insurance Company of North America

By:    Allianz Global Investors U.S. LLC
    As the authorized signatory and investment manager

By: /s/ Lawrence Halliday
Name:    Lawrence Halliday
Title:    Managing Director

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Thrivent Financial for Lutherans

By: /s/ Martin Rosacker
Name:    Martin Rosacker
Title:    Managing Director

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Genworth Life Insurance Company

By: /s/ Kevin R. Kearns
Name:    Kevin R. Kearns
Title:    Investment Officer

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Continental General Insurance Company
By:    Continental Insurance Group Ltd., on behalf of Continental General Insurance Company as Manager under the Investment Management Agreement dated January 1, 2017

By: /s/ David Watters
Name:    David Watters
Title:    Authorized Signatory

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Primerica Life Insurance Company
Pinnacol Assurance
American Health and Life Insurance Company
Illinois Mutual Life Insurance Company
Pekin Life Insurance Company
Penn National Security Insurance Company
Associated Industries of Massachusetts Mutual Insurance Company
Kentucky Employers’ Mutual Insurance Authority
Pennsylvania National Mutual Casualty Insurance Company
5 Star Life Insurance Company
Missouri Employers Mutual Insurance Company
Triton Insurance Company
Mt. Hawley Insurance Company
RLI Insurance Company

By:    Conning, Inc., as Investment Manager

By: /s/ Samuel Otchere
Name:    Samuel Otchere
Title:    Director

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
The Ohio National Life Insurance Company

By: /s/ Brenda Kalb
Name:    Brenda Kalb
Title:    Vice President

Sunrise Captive RE, LLC

By: /s/ Brenda Kalb
Name:    Brenda Kalb
Title:    Vice President

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Ameritas Life Insurance Corp.
Ameritas Life Insurance Corp. of New York

By:    Ameritas Investment Partners Inc., as Agent

By: /s/ Tina Udell
Name:    Tina Udell
Title:    Vice President & Managing Director

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
CMFG Life Insurance Company

By:    MEMBERS Capital Advisors, Inc.
    acting as Investment Advisor

By: /s/ Allen R. Cantrell
Name:    Allen R. Cantrell
Title:    Managing Director, Investments

Washington Real Estate Investment Trust        Note Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.
Life Insurance Company of the Southwest

By: /s/ Paul Wolters
Name:    Paul Wolters
Title:    Head of Commercial Real Estate and Mortgages Sentinel Asset Management, Inc.

This Agreement is hereby
accepted and agreed to as
of the date hereof.
Southern Farm Bureau Life Insurance Company

By: /s/ David Divine
Name:    David Divine
Title:    Director, Securities Management

ACTIVE 52023593v8

Defined Terms
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“1031 Property” means any Property that is at any time held by a “qualified intermediary” (a “QI”), as defined in the Treasury Regulations promulgated pursuant to Section 1031 of the Internal Revenue Code, or an “exchange accommodation titleholder” (an “EAT”), as defined in Internal Revenue Service Revenue Procedure 2000-37, as modified by Internal Revenue Procedure 2004-51, (or in either case, by one or more Wholly-Owned Subsidiaries thereof, singly or as tenants in common) which is a single purpose entity and has entered into an “exchange agreement” or a “qualified exchange accommodation agreement” with the Company or a Wholly-Owned Subsidiary in connection with the acquisition (or possible disposition) of such Property by the Company or a Wholly-Owned Subsidiary pursuant to, and intended to qualify for tax treatment under, Section 1031 of the Code.
“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.
“Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement.
“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.
“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Applicable Law” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and
Schedule A
(to Note Purchase Agreement)

permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Assumption Transaction” is defined in Section 23.
“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).
“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Reserves” means, for any period and with respect to any Property, an amount equal to (a)(i) for any commercial Property which is not a multifamily Property (A) the aggregate square footage of all completed space of such Property times (B) $0.15 and (ii) for any multifamily Property (A) the number of multifamily units located on such Property times (B) $250, times (b) the number of days in such period divided by (c) 365. If the term Capital Reserves is used without reference to any specific Property or group of Properties, then it shall be determined on an aggregate basis with respect to all Properties of the Company and its Subsidiaries and the applicable Ownership Shares of all Properties of all Unconsolidated Affiliates.

“Capitalization Rate” means, subject to the MFL Principles, (a) 6.00% for office Properties, (b) 6.50% for retail Properties and (c) 6.00% for multifamily Properties. For purposes of this definition, if a Property is a mixed use Property, then the Capitalization Rate for such Property shall be determined by the use to which the greatest proportion of revenue is attributable for the preceding fiscal quarter.

“Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use property) to pay rent or other amounts that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP.

“Cash Equivalents” means (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by S&P or at least P-2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, as amended, which have net assets of at least $500,000,000 and at least eighty-five percent (85%) of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.
“Change of Control” is defined in Section 8.8.
“Closing” is defined in Section 3.
“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.
“Company” is defined in the first paragraph of this Agreement.
“Competitor” means a company, partnership, investment vehicle or trust which has a controlling interest in any company, partnership, trust or other entity which invests, as one of its primary lines of business, in real estate assets similar to the Property owned by the Company or any of its Subsidiaries, provided that:
(a)the provision of investment advisory services by a Person to a Plan which is owned or controlled by a Person which would otherwise be a Competitor shall not of itself cause the Person providing such services to be deemed to be a Competitor if such Person has established procedures which will prevent confidential information supplied to such Person by any member of the Company from being transmitted or otherwise made available to such Plan or Person owning or controlling such Plan; and
(b)in no event shall an Institutional Investor which (i) maintains passive investments in any Person which is a Competitor be deemed a Competitor it being agreed that the normal administration of the investment and enforcement thereof shall be deemed not to cause such Institutional Investor to be a “Competitor” or (ii) is an insurance company, bank, trust company, savings and loan association, any pension plan, any broker or dealer or any other similar financial institution be deemed a “Competitor” (so long as such Institutional Investor is not itself a real estate investment trust that invests in real estate assets similar to the Property owned by the Company or any of its Subsidiaries and regardless of whether any of its Affiliates are deemed Competitors).
“Confidential Information” is defined in Section 20.

“Consolidated Adjusted EBITDA” means, for any period (a) Consolidated EBITDA for such period minus (b) Capital Reserves for such period.

“Consolidated EBITDA” means, with respect to the Company and its Subsidiaries, determined on a consolidated basis for any period and without duplication, net earnings (loss) for such period excluding the following amounts (but only to the extent included in determining net earnings (loss) for such period): (a) depreciation and amortization expense and other non-cash charges for such period; (b) interest expense for such period; (c) income tax expense in respect of such period; (d) gains, losses, charges or expenses resulting from extraordinary, unusual or nonrecurring transactions for such period, including without limitation, non-recurring severance payments, sales of assets, early extinguishment or restructuring of Indebtedness (including prepayment premiums), acquisition costs, Reorganization costs, write-offs and forgiveness of debt; and (e) other non-cash charges, including amortization expense for stock options and impairment charges or expenses (other than non-cash charges that constitute an accrual of a reserve for future cash payments). For purposes of this definition, net earnings (loss) shall (x) be determined before minority interests and distributions to holders of Preferred Equity Interest and (y) include the Company’s Ownership Share of net earnings (loss) of its Unconsolidated Affiliates, determined in a manner consistent with the determination of consolidated net earnings (loss) pursuant to the first sentence of this definition.

“Consolidated Fixed Charges” means, for any period, the sum of (a) Consolidated Interest Expense for such period, (b) all regularly scheduled principal payments made with respect to Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis, during such period, other than any balloon, bullet or similar principal payment which repays such Indebtedness in full and (c) subject to the MFL Principles, all Preferred Dividends paid during such period. The Company’s Ownership Share of the expenses, payments, and dividends described in the foregoing clauses (a) through (c) of its Unconsolidated Affiliates, to the extent not already covered in such clauses, shall be included in determinations of Consolidated Fixed Charges.

“Consolidated Interest Expense” means, with respect to the Company and its Subsidiaries, determined on a consolidated basis for any period, (a) all paid or accrued interest expense, including all letter of credit fees and all interest expense with respect to any Indebtedness in respect of which the Company or any of its Subsidiaries is wholly or partially liable whether pursuant to any repayment, interest carry, performance guarantee or otherwise (excluding (i) capitalized interest expense, (ii) amortization of deferred financing costs, (iii) any non-cash portion of interest expense attributable to “convertible debt” under FASB ASC 470-20, (iv) non-cash interest related to the reclassification of accumulated other comprehensive income
(loss) related to settled hedges, and (v) charges related to early extinguishment or restructuring of Indebtedness), plus (b) to the extent not already included in the foregoing clause (a) the

Company’s Ownership Share of all interest expense described in such clause (a) for such period of its Unconsolidated Affiliates.

“Consolidated Secured Indebtedness” means, with respect to the Company and its Subsidiaries, determined on a consolidated basis at the time of computation, any Indebtedness that is secured in any manner by any Lien on any property and shall include the Company’s Ownership Share of the Indebtedness of any of its Unconsolidated Affiliates that is secured in any manner by any Lien on any property of its Unconsolidated Affiliates; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall not be deemed to be Consolidated Secured Indebtedness.

“Consolidated Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) Unrestricted Cash; plus (b) the quotient of (i) the Net Operating Income for each Property owned, or leased as lessee under a ground lease, by the Company or any Subsidiary (including any 1031 Property but excluding a Property the value of which is included in the determination of Consolidated Total Asset Value under any of the immediately following clauses (c), (e) or (f)), for the fiscal quarter most recently ended multiplied by 4, divided by (ii) the applicable Capitalization Rate; plus (c) the acquisition cost of Properties (including any 1031 Property) acquired during the period of six fiscal quarters most recently ended; provided that the Company may irrevocably elect that the value of a recently acquired Property not yet owned for six quarters be determined in accordance with the preceding clause (b); plus (d) all Construction-in-Process for all Development Properties; plus (e) the aggregate Major Redevelopment Property Values of all Major Redevelopment Properties; plus (f) the aggregate Low Occupancy Property Values of Low Occupancy Properties; plus (g) the GAAP book value of Unimproved Land; plus (h) the contractual purchase price of Properties of the Company and its Subsidiaries subject to purchase obligations, repurchase obligations, forward commitments and unfunded obligations but only to the extent such amounts are included in determinations of Consolidated Total Indebtedness; plus (i) Marketable Securities, valued at the lower of cost or Fair Market Value (to the extent that the Fair Market Value of such Marketable Securities is reasonably capable of being verified in good faith by the Company); plus (j) the aggregate book value of Mortgage Receivables. The Company’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a) and (i)) will be included in the calculation of Consolidated Total Asset Value consistent with the above described treatment for wholly owned assets. Properties disposed of during the fiscal quarter most recently ended shall not be included in the calculation of Consolidated Total Asset Value. Other Commercial Properties may only contribute to Consolidated Total Asset Value to the extent applicable under clause (c) above. In addition, to the extent (A) the amount of Consolidated Total Asset Value attributable to assets held by Unconsolidated Affiliates would exceed 20.0% of Consolidated Total Asset Value, such excess shall be excluded from Consolidated Total Asset Value, (B) the amount of Consolidated Total Asset Value attributable to Marketable Securities, Development Properties, Major Redevelopment Properties, Unimproved Land and Mortgage Receivables in the aggregate would exceed 30.0% of Consolidated Total Asset Value, such excess shall be excluded from Consolidated Total Asset Value and (C) the amount of Consolidated Total Asset Value attributable to Low Occupancy Properties would exceed 10.0% of Consolidated Total Asset Value, such excess shall be excluded from Consolidated Total Asset Value.

“Consolidated Total Indebtedness” means, at any time of determination and without duplication, (a) the Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis plus (b) the Company’s Ownership Share of the Indebtedness of the Company’s Unconsolidated Affiliates.

“Consolidated Unsecured Indebtedness” means, with respect to the Company and its Subsidiaries, determined on a consolidated basis at any time of determination, Consolidated Total Indebtedness (other than Indebtedness described in clauses (b) and (h) of the definition of such term) which is not Consolidated Secured Indebtedness; provided, however, that any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Consolidated Unsecured Indebtedness.

“Construction-in-Process” means construction in process as determined in accordance with GAAP (including the book value for the portion of the land owned by the Company or a Subsidiary related to such Construction-in-Process).
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.
“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“Controlled JV Subsidiary” means a Subsidiary (a) that is not a Wholly-Owned Subsidiary of the Company and (b) subject to the MFL Principles, in respect of which the Company or a Wholly-Owned Subsidiary of the Company owns or controls at least 90.0% of all outstanding Equity Interests.
“Credit Rating” means the rating assigned by a Rating Agency to the senior unsecured long term Indebtedness of a Person.
“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
“Default Rate” means that rate of interest per annum that is the greater of (a) 2.0% above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2.0% over the rate of interest publicly announced by Wells Fargo Bank, National Association in New York, New York as its “base” or “prime” rate.

“Derivatives Contract” means a “swap agreement” as defined in Section 101 of the Bankruptcy Code.
“Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts.

“Development Property” means a Property currently under development or redevelopment (or which (as determined in good faith by the Company) will commence development or redevelopment within 12 months) that (i) has not achieved, does not or will not maintain an Occupancy Rate of 80% or more or, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development or redevelopment have not been completed and (ii) the Company has elected to classify as a Development Property. The term “Development Property” shall include real property of the type described in the immediately preceding sentence that satisfies both of the following conditions: (i) it is expected to be (but has not yet been) acquired by the Company, any Subsidiary or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition and (ii) a third party is developing such property using the proceeds of a loan that is guaranteed by, or is otherwise recourse to, the Company, any Subsidiary or any Unconsolidated Affiliate. A Development Property shall cease to be a Development Property at such time as either (i) all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been substantially completed for at least 4 full fiscal quarters (notwithstanding the fact that such Property may not achieved an Occupancy Rate of at least 80%) or (ii) the Company irrevocably elects to no longer treat such Property as a Development Property.
“Disclosure Documents” is defined in Section 5.3.
“EAT” has the meaning given that term in the definition of 1031 Property.
“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Eligible 1031 Property” means a 1031 Property which satisfies all of the following requirements: (a) such Property is (i) an office, retail or multifamily Property or (ii) an Other Commercial Property; (b) such Property is located in a State of the United States of America or in the District of Columbia; (c) the Company or a Wholly-Owned Subsidiary thereof leases such 1031 Property from the applicable EAT (or Wholly-Owned Subsidiary(ies) thereof, as applicable) and the Company or a Wholly-Owned Subsidiary thereof manages such 1031

Property; (d) the Company or a Wholly-Owned Subsidiary thereof is obligated to purchase such 1031 Property (or Wholly-Owned Subsidiary(ies) of the applicable EAT that owns such 1031 Property) from the applicable EAT (or such Wholly-Owned Subsidiary(ies) of the EAT, as applicable) (other than in circumstances where the 1031 Property is disposed of by the Company or any Subsidiary); (e) the applicable EAT is obligated to transfer such 1031 Property (or its Wholly-Owned Subsidiary(ies) that owns such 1031 Property, as applicable) to the Company or a Wholly-Owned Subsidiary thereof, directly or indirectly (including through a QI); (f) the applicable EAT (or Wholly-Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) acquired such 1031 Property with the proceeds of a loan made by the Company or a Wholly-Owned Subsidiary, which loan is secured either by a Mortgage on such 1031 Property and/or a pledge of all of the Equity Interests of the applicable Wholly-Owned Subsidiary(ies) of an EAT that owns such 1031 Property, as applicable); (g) neither such 1031 Property, nor if such Property is owned or leased by a Subsidiary, any of the Company’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien (other than Permitted Liens or the Lien of a Mortgage or pledge referred to in the immediately preceding clause (e)) or (ii) a Negative Pledge, except (x) Permitted Negative Pledge Provisions and (y) a Negative Pledge binding on the EAT in favor of the Company or any Wholly-Owned Subsidiary; and (h) such 1031 Property is either (i) free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property or (ii) the Company has identified all structural defects, major architectural deficiencies, title defects, environmental conditions or other adverse matters related to such Property which are material to the profitable operation of such Property and delivered any documents, reports, appraisals or other information relating to such Property including, without limitation, a copy of a recent ALTA Owner’s Policy of Title Insurance and a “Phase I” environmental assessment in accordance with ASTM E 1527-00 standards (or ASTM E 1527-05 standards, if applicable) as reasonably requested by the Required Holders, and the administrative agent under the Principal Credit Facility shall have agreed to allow such Property to be an Eligible 1031 Property subject to any discounts in the amount of the Unencumbered Pool Value attributable to such Property reasonably deemed necessary by the administrative agent under the Principal Credit Facility as a result of such structural defects, title defects, environmental conditions or other adverse matters. In no event shall a 1031 Property qualify as an Eligible 1031 Property for a period in excess of 185 consecutive days or such later period (plus 5 consecutive days) if the relevant period under Section 1031 of the Code (including the Treasury Regulations thereunder, and including as provided under Rev. Proc. 2000-37 (as modified by Rev. Proc. 2004-51)) is extended pursuant to Rev. Proc. 2007-56 (or relevant successor or replacement guidance). A Property shall be excluded from calculations of Unencumbered NOI and Unencumbered Pool Value as an Eligible 1031 Property if such Property shall cease to be an Eligible 1031 Property; provided, that a Property so excluded shall again be included in such calculations upon satisfying the requirements of an Eligible 1031 Property. Notwithstanding anything to the contrary set forth herein, for purposes of determining Consolidated Total Asset Value and Unencumbered NOI, such 1031 Property shall be deemed to have been owned or leased by a Wholly-Owned Subsidiary of the Company from the date acquired by the applicable EAT (or Wholly-Owned Subsidiary(ies) of the EAT that owns such 1031 Property, as applicable).

“Eligible Ground Lease” means a ground lease pursuant to which the Company or any of its Subsidiaries is a lessee and that contains terms and conditions customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease, including without limitation, the following: (a) a remaining term (including renewal options exercisable at lessee’s sole option) of 25 years or more from the date of this Agreement or, in the case of a shorter term, the leasehold interest of the Company or applicable Subsidiary therein reverts to a fee interest of the Company or such Subsidiary without requirement that the Company or such Subsidiary pay any consideration for such reversion other than consideration that is nominal or reasonably estimated by the Company to be less than twenty percent (20%) of the Fair Market Value of such Property, as confirmed to the holders; (b) the right of the lessee to pledge, mortgage and encumber its interest in the leased property, and to amend the terms of any such pledge, mortgage or encumbrance, in each case, without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; (e) acceptable limitations on the use of the leased property; and (f) clearly determinable rental payment terms which in no event contain profit participation rights. Notwithstanding the foregoing, in the case of a surface parking lot or structure ancillary to a Property subject to a ground lease, the requirements of this definition shall not be required to be satisfied with respect to such surface parking lot or structure if the rights associated therewith are not material to the profitable operation of such Property.

“Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is (i) an office, retail or multifamily Property or (ii) an Other Commercial Property; (b) such Property is owned in fee simple, or leased under an Eligible Ground Lease, by the Company, a Wholly-Owned Subsidiary or a Controlled JV Subsidiary; (c) such Property is located in a State of the United States of America or in the District of Columbia; (d) if such Property is owned or leased by a Subsidiary, neither that Subsidiary nor any other Subsidiary that owns any direct or indirect Equity Interest in such Subsidiary shall have, or be liable in respect of, any Indebtedness for borrowed money (other than (i) intercompany Indebtedness, (ii) Indebtedness permitted pursuant to clauses (g) or (h) of the definition of Permitted Liens, and (iii) in the case of Indebtedness of any Subsidiary owing direct or indirect Equity Interests in such Subsidiary, any Nonrecourse Indebtedness Guarantees) (unless such Subsidiary delivers a Subsidiary Guaranty pursuant to Section 9.7); (e) neither such Property, nor if such Property is owned or leased by a Subsidiary, any of the Company’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien (other than Permitted Liens) or (ii) a Negative Pledge, except (x) Permitted Negative Pledge Provisions and (y) a Property owned or leased by a Controlled JV Subsidiary, and the Company’s direct or indirect ownership interest in such Controlled JV Subsidiary, may be subject to a Negative Pledge arising out of the consent rights of any holder of Equity Interests in such Controlled JV Subsidiary described in the following clause (f); (f) if such Property is owned or leased by a Subsidiary, the Company directly, or indirectly through a Subsidiary, has the right to take the following actions without the need to obtain the consent of any Person (except in the case of a Property owned or leased by a

Controlled JV Subsidiary, for the consent of any holder of Equity Interests in such Controlled JV Subsidiary): (x) to sell, transfer or otherwise dispose of such Property and (y) to create Liens on such Property as security for Indebtedness of the Company or such Subsidiary, as applicable; and (g) such Property is either (i) free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property or (ii) the Company has identified all structural defects, major architectural deficiencies, title defects, environmental conditions or other adverse matters related to such Property which are material to the profitable operation of such Property and delivered any documents, reports, appraisals or other information relating to such Property including, without limitation, a copy of a recent ALTA Owner’s Policy of Title Insurance and a “Phase I” environmental assessment in accordance with ASTM E 1527-00 standards (or ASTM E 1527-05 standards, if applicable) as reasonably requested by the Required Holders, and the administrative agent under the Principal Credit Facility shall have agreed to allow such Property to be Eligible Property subject to any discounts in the amount of the Unencumbered Pool Value attributable to such Property reasonably deemed necessary by the administrative agent under the Principal Credit Facility as a result of such structural defects, title defects, environmental conditions or other adverse matters. A Property shall be excluded from calculations of Unencumbered NOI and Unencumbered Pool Value if such Property shall cease to be an Eligible Property; provided, that a Property so excluded shall again be included in such calculations upon satisfying the requirements of an Eligible Property. Notwithstanding anything to the contrary above in this definition, an Eligible 1031 Property shall also constitute an Eligible Property.
“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.
“Execution Date” is defined in Section 3.

“Fair Market Value” means, (a) with respect to a security listed on a national securities exchange or the NASDAQ National Market, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be negotiated in an arm’s-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction.
“FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any agreements entered into pursuant to section 1471(b)(1) of the Code, and (c) any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such sections of the Code.
“Financing Agreements” means the Notes, this Agreement, and the Subsidiary Guaranty.
“Fitch” means Fitch, Inc., or any successor.
“Form 10K” is defined in Section 7.1(b).
“Form 10Q” is defined in Section 7.1(a).
“Funds From Operations” means, with respect to a Person and for a given period, Funds from Operations as defined from time to time by the National Association of Real Estate Investment Trusts.
“GAAP” means (a) generally accepted accounting principles as in effect from time to time in the United States of America and (b) in certain circumstances as set forth in Section 22.2(c) of this Agreement, Static GAAP.
“Governmental Authority” means
    (a)    the government of
    (i)    the United States of America or any state or other political subdivision thereof, or

    (ii)    any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or
    (b)    any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Gross Construction Budget” means the fully-budgeted costs for the acquisition of, and construction or renovation of improvements on, a Property (or phase of development or renovation of a Property), including without limitation the cost of acquiring such Property (if applicable), reserves for construction interest and operating deficits, tenant improvements, leasing commissions, and infrastructure costs, all as reasonably determined by the Company in good faith.
“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person:
    (a)    to purchase such Indebtedness or obligation or any property constituting security therefor;
    (b)    to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;
    (c)    to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or
    (d)    otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.
In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.
“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.
“Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication):
(a)    all obligations of such Person in respect of money borrowed;
(b)     all obligations for the deferred purchase price of property or services (other than trade debt, accruals or bank drafts arising in the ordinary course of business);
(c)     all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered (other than trade debt, accruals or bank drafts arising in the ordinary course of business);
(d)     Capitalized Lease Obligations of such Person;
(e)     all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment);
(f)    all Off-Balance Sheet Liabilities of such Person;
(g)     all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;
(h)     all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation (x) that would not then be required to be reflected as a liability on a balance sheet of such Person prepared in accordance with GAAP or

(y) to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock));
(i)     net obligations under any Derivatives Contract not entered into as a hedge against existing interest rate risk in respect of Indebtedness (which shall be deemed to have an amount equal to the Derivatives Termination Value thereof at such time but in no event shall be less than zero);
(j)     all Indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person (except for Nonrecourse Indebtedness Guarantees); and
(k) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation (valued, in the case of any such Indebtedness as to which recourse for the payment thereof is expressly limited to the property or assets on which such Lien is granted, at the lesser of (i) the stated or determinable amount of the Indebtedness that is so secured or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) and (ii) the Fair Market Value of such property or assets).
Indebtedness of any Person shall include Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s Ownership Share of such partnership or joint venture (except if such Indebtedness, or portion thereof, is recourse to such Person, in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of such Indebtedness, shall be included as Indebtedness of such Person). Notwithstanding the use of GAAP, the calculation of Indebtedness shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities.
“INHAM Exemption” is defined in Section 6.2(e).
“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, whether by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment. Cash Equivalents shall not constitute Investments. Except as expressly provided otherwise, for purposes of determining compliance with any covenant, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease Obligation, upon or with respect to any property or asset of such Person.

“Low Occupancy Property” means a Property that has an Occupancy Rate of less than 80.0% in respect of which the Company has elected to value such Property at the Low Occupancy Property Value as set forth in the applicable Officer’s Certificate delivered in accordance with Section 7.2.

“Low Occupancy Property Value” means 80.0% of undepreciated GAAP book value for up to four consecutive quarters, after which time such Property may be carried at 50.0% of undepreciated GAAP book value.

“Major Redevelopment Property” means a Property (i) owned by the Company, any Subsidiary or any Unconsolidated Affiliate undergoing redevelopment (or which (as determined in good faith by the Company) will commence redevelopment within 12 months) where the Gross Construction Budget for such redevelopment is equal to or greater than 25.0% of the undepreciated GAAP book value of such Property immediately prior to the commencement of such redevelopment and (ii) the Company has elected to classify such Property as a Major Redevelopment Property. A Major Redevelopment Property shall cease to be a Major Redevelopment Property upon the first to occur of (i) such time as all improvements (other than tenant improvements on unoccupied space) related to the redevelopment of such Property have been substantially completed for at least 4 full fiscal quarters (notwithstanding the fact that such Property may not achieved an Occupancy Rate of at least 80%) and (ii) the Company’s irrevocable election to no longer treat such Property as a Major Redevelopment Property.

“Major Redevelopment Property Value” means, with respect to a Major Redevelopment Property, at the Company’s election, either (a) 80.0% of the undepreciated GAAP book value of such Major Redevelopment Property immediately prior to the commencement of such redevelopment plus all incremental redevelopment cost incurred to date with respect to such Major Redevelopment Property or (b) the sum of (i) the quotient of (x) the NOI of such Major Redevelopment Property for the period of two fiscal quarters most recently ended immediately prior to the designation of such Property as a Major Redevelopment Property times 2 divided by (y) the applicable Capitalization Rate, plus (ii) all incremental redevelopment cost incurred to date with respect to such Major Redevelopment Property; provided, however, that a Major Redevelopment Property shall only be eligible for valuation pursuant to clause (b) hereof for up to 24 months following the commencement of the redevelopment of such Major Redevelopment Property.
“Make-Whole Amount” is defined in Section 8.6.

“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in the case of each of clauses (a) through (c), on or prior to the latest Maturity Date.

“Marketable Securities” means: (a) common or preferred Equity Interests of Persons located in, and formed under the laws of, any State of the United States or America or the District of Columbia, which Equity Interests are subject to price quotations (quoted at least daily) on The NASDAQ Stock Market’s National Market System or shall have trading privileges on the New York Stock Exchange, the American Stock Exchange or another recognized national United States securities exchange and (b) securities evidencing Indebtedness issued by Persons located in, and formed under the laws of, any State of the United States or America or the District of Columbia, which Persons have a Credit Rating of BBB- or Baa3 or better.
“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.
“Material Acquisition” means any acquisition by the Company or any Subsidiary in which the assets acquired exceed 10.0% of the consolidated total assets of the Company and its Subsidiaries determined under GAAP as of the last day of the most recently ending fiscal quarter of the Company for which financial statements are publicly available.
“Material Adverse Effect” means a material adverse effect on (a) the business, assets, liabilities, financial condition, results of operations or business of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company and the Subsidiary Guarantors, taken as a whole, to perform their material obligations under this Agreement, the Notes or the other Financing Agreements, or (c) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty.
“Material Credit Facility” means:

(a)the Principal Credit Facility;
(b)the Indenture, dated August 1, 1996, between the Company and The Bank of New York Trust Company, N.A., as supplemented by that certain Supplemental Indenture dated July 3, 2007, pursuant to which the Company issued the 3.95% Senior Note due October 15, 2022 in the principal amount of $300,000,000;
(c)the Term Loan Agreement, dated as of May 6, 2020, among the Company, the lenders from time to time party thereto and PNC Bank, National Association, as administrative agent, providing for term loans in the principal amount of $150,000,000; and
(d)    any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the Execution Date by the Company, or in respect of which the Company is an obligor or otherwise provides a guarantee or other credit support for the repayment of such indebtedness, in a principal amount outstanding or available for borrowing (or if less, the amount of which the maximum principal amount of which the Company is liable) equal to or greater than the greater of (x) $150,000,000 and (y) 5.0% of Consolidated Total Asset Value; provided, however, that this clause (b) shall in any event exclude (i) Nonrecourse Indebtedness Guarantees, (ii) Nonrecourse Indebtedness where recourse against the Company is limited to equity interests owned by the Company in the Subsidiary or Subsidiaries incurring the Indebtedness secured by the pledge of such equity interests, (iii) completion and repayment guarantees in respect of construction financings, and (iv) any intercompany indebtedness among the Company and its Subsidiaries.

“Material Subsidiary” means any Person that (a) is a Subsidiary and (b) has assets with a Fair Market Value equal to or greater than 10.0% of Consolidated Total Asset Value.
“Maturity Date” is defined in the first paragraph of each Note.
“Memorandum” is defined in Section 5.3.
“MFL Covenant” is defined in the definition of “MFL Principles.”
“MFL Modification” is defined in the definition of “MFL Principles.”
“MFL Principles” means:
(a)Subject to paragraph (b) below, with respect to the following provisions in this Agreement, each of which are expressly stated to be subject to the “MFL Principles”:
(i)in the case of the proviso in Section 10.6(a), if the correlative provision (or the equivalent thereof, however expressed) in clause (i) and the parenthetical in clause (iii) of the proviso of Section 10.6(a) is subsequently amended, modified, deleted or reinstated, including any definition as used therein (but for avoidance of doubt, not as used in any other provision of this Agreement), in the Principal Credit Facility in a manner to not require a Material Acquisition to have occurred in order for the maximum ratio to increase, such amendment, modification, deletion or reinstatement shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in, or deleted from, this Agreement, effective beginning on the date on which such amendment, modification, deletion or reinstatement is effective in the Principal Credit Facility;
(ii)in the case of Section 10.6(b), to the extent and for as long as required by the Principal Credit Facility, the ratio of Consolidated Secured Indebtedness to Consolidated Total Asset Value shall increase or decrease consistent with the Principal Credit Facility (provided that in no event shall such ratio exceed 0.45 to 1.00 at any time);
(iii)in the case of Section 10.6(d), if the correlative provision (or the equivalent thereof, however expressed) is subsequently amended, modified, deleted or reinstated, including any definition as used therein (but for avoidance of doubt, not as used in any other provision of this Agreement), in the Principal Credit Facility, such amendment, modification, deletion or reinstatement shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in, or deleted from, this Agreement, effective beginning on the date on which such amendment, modification, deletion or reinstatement is effective in the Principal Credit Facility;
(iv)in the case of the proviso in Section 10.6(e), if the correlative provision (or the equivalent thereof, however expressed) in clause (i) and the parenthetical in clause (iii) of the proviso of Section 10.6(e) is subsequently amended, modified, deleted or reinstated, including any definition as used therein (but for avoidance of doubt, not as used in any other provision of this Agreement), in the Principal Credit Facility in a manner to not require a Material Acquisition to have occurred in order for the maximum ratio to increase, such amendment, modification, deletion or reinstatement shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in, or deleted from, this Agreement, effective beginning on the date on which such amendment, modification, deletion or reinstatement is effective in the Principal Credit Facility;
(v)in the case of the definition of “Capitalization Rate”, if the correlative definition (or the equivalent thereof, however expressed) is subsequently amended or modified in the Principal Credit Facility to increase or reduce the capitalization rate percentages therein, such amendment or modification shall be deemed incorporated by reference into this

Agreement, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment or modification is effective in the Principal Credit Facility; provided that in no event shall the Capitalization Rate be less than: (a) for office Properties, 5.50%, (b) for retail Properties, 6.00%, and (c) for multifamily Properties, 5.50%;
(vi)in the case of the definition of “Consolidated Fixed Charges”, if the correlative definition (or the equivalent thereof, however expressed) is subsequently amended or modified in the Principal Credit Facility with respect to the treatment of Preferred Dividends in clause (c) of that definition, such amendment or modification shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in, or deleted from, this Agreement, effective beginning on the date on which such amendment or modification is effective in the Principal Credit Facility;
(vii)in the case of the definition of “Controlled JV Subsidiary”, if the correlative definition (or the equivalent thereof, however expressed) is subsequently amended or modified in the Principal Credit Facility to increase or reduce the required minimum percentage ownership in a Subsidiary in clause (b) of that definition, such amendment or modification shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment or modification is effective in the Principal Credit Facility; provided that in no event shall the minimum percentage ownership in a Subsidiary be less than 80.0%;
(viii)in the case of the definition of “Unencumbered Pool Value”, if the correlative definition (or the equivalent thereof, however expressed) is subsequently amended or modified in the Principal Credit Facility to:
a.increase or decrease the maximum percentage concentration limit with respect to Unencumbered Pool Value attributable to Development Properties, Major Redevelopment Properties, Low Occupancy Properties, Unimproved Land, assets held by Controlled JV Subsidiaries, Properties subject to a ground lease (other than the Property located at 2000 M Street, Washington D.C.) and Other Commercial Properties exceeding in the aggregate 25.0% of Unencumbered Pool Value, such amendment or modification shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment or modification is effective in the Principal Credit Facility; provided that in no event shall the maximum percentage concentration limit be greater than 35% of Unencumbered Pool Value in the aggregate for all such properties; and

b.increase or decrease the maximum percentage concentration limit with respect to assets held by Controlled JV Subsidiaries exceeding 10.0% of the Unencumbered Pool Value, such amendment or modification shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment or modification is effective in the Principal Credit Facility; provided that in no event shall the maximum percentage concentration limit be greater than 20% of Unencumbered Pool Value for such assets.
Each of the covenants described in clauses (i) through (viii) above, as contemplated to be amended, modified, deleted or reinstated (as applicable), as specifically described therein, is referred to as an “MFL Covenant”.
(b)If at any time a modification, amendment, deletion or reinstatement of an MFL Covenant would be incorporated into this Agreement (any such modification, amendment, deletion or reinstatement being referred to herein as an “MFL Modification”), and the result is to make such covenant or definition in this Agreement less restrictive, then, as condition to the effectiveness of such MFL Modification, no Default or Event of Default shall have occurred and be continuing at such time.
(c)The Company shall, within 10 Business Days after any MFL Modification, provide notice and a certification thereof by way of delivery of an Officer’s Certificate to each holder of Notes (which notice shall also include a certification that no Default or Event of Default has occurred and is continuing), together with any consideration, if any, owing in connection therewith pursuant to clause (e); provided that any failure to deliver such notice and certification shall have no effect other than to delay the effectiveness of such MFL Modification until such time as such failure is remedied.
(d)Upon the request of the Company or the Required Holders, the Company and the holders of Notes shall enter into an additional agreement or an amendment to this Agreement evidencing any MFL Modification, provided that the execution and delivery of any such additional agreement or amendment shall not be a precondition to the effectiveness of such MFL Modification.
(e)If in connection with any MFL Modification that makes an MFL Covenant less restrictive, any form of a consent, amendment, waiver or other similar fee (excluding, for the avoidance of doubt, arranger fees, structuring fees, underwriting fees and other similar fees that are not paid to all consenting lenders) is given to any consenting lender under the Principal Credit Facility (expressed as a percentage of the amount of the Indebtedness held by such consenting lender (the “Consent Fee Percentage”)) as a condition to the effectiveness of such MFL Modification solely as compensation for such MFL Modification and not for any other concurrent amendment or modification to the Principal Credit Facility (it being understood that this clause (e) shall not apply to any amendment or modification to the Principal Credit Facility that implements additional changes to provisions of the Principal Credit Facility that do not correspond to MFL Covenants, including, without limitation, any increase of commitments, extension of maturity, change in interest rate, or modification of affirmative or negative covenants or events of default that do not correspond to MFL Covenants), the Company shall, as a condition to the effectiveness of such MFL Modification, pay to holders of the Notes an amount equal to the Consent Fee Percentage of the then outstanding amount of the Notes at the time that notice is given pursuant to clause (c).
“Moody’s” means Moody’s Investors Service, Inc. and its successors.
“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.
“Mortgage Receivable” means a promissory note secured by a Mortgage of which the Company or a Subsidiary is the holder and retains the rights of collection of all payments thereunder (but excluding any such promissory note made by a Wholly Owned Subsidiary or a Controlled JV Subsidiary).
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“NAIC” means the National Association of Insurance Commissioners.

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than this Agreement) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.

“Net Operating Income” or “NOI” means, for any Property and for a given period, the sum of the following (without duplication and determined on a consistent basis with prior periods): (a) rents and other revenues received in the ordinary course from such Property (including proceeds of rent loss or business interruption insurance (but not in excess of the actual rent otherwise payable) but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants’ obligations for rent) minus (b) all expenses paid (excluding interest but including an appropriate accrual for property taxes and insurance) related to the ownership, operation or maintenance of such Property, including but not limited to property taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses with respect to such Property (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding acquisition costs, general overhead expenses of the Company and its Subsidiaries and any property management fees) minus (c) the greater of (i) the actual property management fee paid during such period and (ii) an imputed management fee in the amount of 3.0% of the gross revenues for such Property for such period.
“Notes” is defined in Section 1.
“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America of a Person primarily for the benefit of employees of such Person residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, prohibited transfers, failure to pay taxes, non-compliance with “separateness covenants,” voluntary bankruptcy, collusive involuntary bankruptcy and other exceptions to nonrecourse liability that are customary in non-recourse financings for real estate as determined by the Company in good faith) is contractually limited to specific assets of such Person (including without limitation Equity Interest in other Persons held by such Person) encumbered by a Lien securing such Indebtedness.

“Nonrecourse Indebtedness Guarantees” means any Guaranty in respect of Nonrecourse Indebtedness where liability of the guarantor is limited to customary exceptions for fraud, misapplication of funds, environmental indemnities, prohibited transfers, failure to pay taxes, non-compliance with “separateness covenants,” voluntary bankruptcy, collusive involuntary bankruptcy and other exceptions to nonrecourse liability that are either customary in non-recourse financings for real estate as determined by the Company in good faith.

“Occupancy Rate” means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the number of units in the case of a multifamily Property or square feet in the case of any other Property leased to tenants that are not affiliated with the Company pursuant to binding leases to (b) the aggregate number of units or square feet, as applicable, of such Property.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Off-Balance Sheet Liabilities” means liabilities and obligations of the Company, any Subsidiary or any other Person in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which the Company would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s report on Form 10-Q or Form 10-K (or their equivalents) which the Company is required to file with the SEC.
“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
“OP” is defined in Section 23.
“Other Commercial Property” means a commercial Property other than an office, retail or multifamily Property.

“Ownership Share” means, with respect to any Subsidiary (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of the Company, the greater of (a) the Company’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) the Company’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permitted Liens” means, with respect to any asset or property of a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, are not at the time required to be paid or discharged under Section 9.4; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or similar Applicable Laws; (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the intended use thereof in the business of such Person; (d) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (e) Liens in favor of the

Company’s creditors, including in favor of the holders of Notes for their benefit; (f) Liens in favor of the Company or any other Wholly Owned Subsidiary securing Indebtedness owing by a Subsidiary to the Company or such Wholly Owned Subsidiary; (g) Capitalized Lease Obligations and purchase money obligations in respect of personal property, in an aggregate amount (excluding any purchase money obligations associated with trade payables that do not constitute Indebtedness) with respect to the Eligible Properties not to exceed 1.0% of the Unencumbered Pool Value in the aggregate; (h) any ground lease that constitutes a Capitalized Lease Obligation: and (i) to the extent constituting a Lien, any Permitted Negative Pledge Provision of the type described in clauses (b) and (c) of the definition thereof.

“Permitted Negative Pledge Provision” means a Negative Pledge contained in any agreement (a) evidencing unsecured Indebtedness which contains restrictions on encumbering assets that are substantially the same as the corresponding restrictions contained in this Agreement or in the Principal Credit Facility, (b) related to assets or equity interests to be sold where such Negative Pledge relates only to such assets pending such sale or (c) Permitted Transfer Restrictions.

“Permitted Transfer Restrictions” means (a) reasonable and customary restrictions on transfer, mortgage liens, pledges and changes in beneficial ownership arising under management agreements and Eligible Ground Leases entered into in the ordinary course of business (including in connection with any acquisition or development of any applicable Property, without regard to the transaction value), including rights of first offer or refusal arising under such agreements and leases, in each case, that limit, but do not prohibit, sale or mortgage transactions, and (b) solely with respect to an asset or Property of a Controlled JV Subsidiary or, after the Reorganization, the Company, reasonable and customary obligations, encumbrances or restrictions contained in agreements not constituting Indebtedness entered into with limited partners, members or other equity holders of a Controlled JV Subsidiary (or, after the Reorganization, the Company) imposing obligations in respect of contingent obligations to make any tax “make whole” or similar tax payment arising out of the sale or other transfer of assets reasonably related to such limited partners’, members’ or other equity holders’ interest in the Company or such Subsidiary pursuant to “tax protection” or other similar agreements.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the Company or any Subsidiary. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to the Company or a Subsidiary, or (c) constituting unscheduled partial redemptions or balloon, bullet or similar redemptions in full of Preferred Equity Interests.

“Preferred Equity Interests” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

“Principal Credit Facility” means that certain Amended and Restated Credit Agreement dated as of March 29, 2018 by and among the Company, Wells Fargo Bank, National Association, as administrative agent and the other lender parties thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof (whether such renewal, extension, amendment, restatement, replacement or refinancing of such agreement is entered into substantially concurrently with the termination of the existing agreement or at any time before or after if no new agreement is then substantially concurrently entered into).
“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
“Property” means, with respect to a Person, any parcel of real property (whether owned in fee or subject to a lease), together with any building, facility, structure, equipment or other asset located on such parcel of real property, in each case owned or leased by such Person.
“PTE” is defined in Section 6.2(a).
“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.
“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.
“QI” is defined in the definition of “1031 Property”.
“QPAM Exemption” is defined in Section 6.2(d).
“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
“Rating Agency” means S&P, Moody’s or Fitch.

“REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Code.
“REIT Entity” is defined in Section 23.
“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an Affiliate of such holder or such investment advisor.
“Reorganization” is defined in Section 23.
“Required Holders” means at any time (i) prior to the Closing, the Purchasers and (ii) on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).
“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.
“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in Equity Interests to the holders of such Equity Interests; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interest of the Company or any of its Subsidiaries now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding.
“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor.
“SEC” means the Securities and Exchange Commission of the United States of America, or any successor thereto.
“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.
“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.
“Senior Financial Officer” means the chief financial officer, chief accounting officer, vice president of finance, treasurer or controller of the Company.
“Source” is defined in Section 6.2.
“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.
“Static GAAP” is defined in Section 22.2(b).
“Subsequent Changes” is defined in Section 22.2(b).
“Subsidiary” means, for any Person, any corporation, partnership, limited liability company, trust or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, trustees or other individuals performing similar functions of such corporation, partnership, limited liability company, trust or other entity (without regard to the occurrence of any contingency) is, at the time of determination thereof, directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty.
“Subsidiary Guaranty” is defined in Section 9.7(a).
“Substitute Purchaser” is defined in Section 21.
“SVO” means the Securities Valuation Office of the NAIC.

“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

“Unencumbered Adjusted NOI” means, for any period, (a) Unencumbered NOI minus (b) Capital Reserves for such period attributable to Eligible Properties included in Unencumbered NOI.

“Unencumbered NOI” means, for any period, the aggregate Net Operating Income for such period of all Eligible Properties the Net Operating Income of which the Company has elected pursuant to clause (i) of the second sentence of Section 7.2(a) to include for purposes of calculating Unencumbered Pool Value.

“Unencumbered Pool Value” means, without duplication (a) (x) the Unencumbered NOI (excluding Unencumbered NOI from any Property the value of which is included in the determination of Unencumbered Pool Value under any of the immediately following clauses (b), (d) or (e)) for the fiscal quarter most recently ended (y) multiplied by 4, (z) divided by the applicable Capitalization Rate; plus (b) the acquisition cost of all Eligible Properties (including Eligible Properties that are Other Commercial Properties) acquired during the period of six fiscal quarters most recently ended; provided that the Company may irrevocably elect that the value of a recently acquired Eligible Property not yet owned for six quarters be determined in accordance with the preceding clause (a); plus (c) all Construction-in-Process for all Eligible Properties that are Development Properties; plus (d) the aggregate Major Redevelopment Property Values of all Eligible Properties that are Major Redevelopment Properties; plus (e) the aggregate Low Occupancy Property Values of all Eligible Properties that are Low Occupancy Properties; plus (f) the GAAP book value of each parcel of Unimproved Land that satisfies all of the requirements of the definition of “Eligible Property” other than clause (a) of such definition; plus (g) Unrestricted Cash. Eligible Properties disposed of during the fiscal quarter most recently ended shall not be included in the calculation of Unencumbered Pool Value. Other Commercial Properties may only contribute to Unencumbered Pool Value to the extent applicable under clause (b) above.

In addition, subject to the MFL Principles, to the extent the amount of Unencumbered Pool Value attributable to Development Properties, Major Redevelopment Properties, Low Occupancy Properties, Unimproved Land, assets held by Controlled JV Subsidiaries, Properties subject to a ground lease (other than the Property located at 2000 M Street, Washington D.C.) and Other Commercial Properties would exceed 25.0% of Unencumbered Pool Value, such excess shall be excluded from Unencumbered Pool Value; provided, however that to the extent the amount of Unencumbered Pool Value attributable to (i) Development Properties exceeds 20.0% of the Unencumbered Pool Value, (ii) Major Redevelopment Properties exceeds 20.0% of the Unencumbered Pool Value, (iii) Low Occupancy Properties exceeds 10.0% of the Unencumbered Pool Value, (iv) Unimproved Land exceeds 5% of the Unencumbered Pool Value, (v) assets held by Controlled JV Subsidiaries exceeds 10.0% of the Unencumbered Pool Value, (vi) Properties subject to a ground lease (other than the Property located at 2000 M Street, Washington D.C.) exceed 10.0% of the Unencumbered Pool Value and (vii) Other Commercial Properties exceed 5.0% of the Unencumbered Pool Value, such excesses shall be excluded from Unencumbered Pool Value.

“Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred.

“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“Unrestricted Cash” means cash and Cash Equivalents held by the Company and its Subsidiaries (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted, it being understood by the parties that cash and Cash Equivalents representing proceeds from the sale of an asset, which proceeds have been escrowed in anticipation of a like-kind exchange, will not be considered restricted).
“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct

Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.
“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ or trustees’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time. In addition, the term “Wholly Owned Subsidiary” means a Subsidiary of the Company that has elected to be treated as a “real estate investment trust” in accordance with Section 856 through 860 of the Code and in which either the Company or a Subsidiary of the Company described in the preceding sentence owns 100% of the outstanding common Equity Interests and has management control.

[Form of Note]
Washington Real Estate Investment Trust
3.44% Senior Note Due December 29, 2030
No. [_____]    [Date]
$[_______]    PPN 939653 A*2

For Value Received, the undersigned, Washington Real Estate Investment Trust (herein called the “Company”), a real estate investment trust organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on December 29, 2030 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30day months) (a) on the unpaid balance hereof at the rate of 3.44% per annum from the date hereof, payable semiannually, on the 15th day of January and July in each year, commencing with [the January 15th or July 15th next succeeding the date hereof][July 15, 2021], and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, upon notice from the Required Holders, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to 5.44% payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Wells Fargo Bank, National Association, New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated September 29, 2020 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the
Schedule 1
(to Note Purchase Agreement)

Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Washington Real Estate Investment Trust

By ______________________________
Name:
Title:

Form of Opinion of Special Counsel
For The Company

Matters To Be Covered in Opinion of Special Counsel for the Company.

1.The Company being validly existing and in good standing under the laws of Maryland and having the corporate power and authority to execute, deliver and perform the Note Purchase Agreement and the Notes.
2.Due authorization, execution and delivery by the Company of the Note Purchase Agreement and the Notes and such documents being valid, binding and enforceable against the Company.
3.All New York and federal government consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.
4.The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.
5.No conflicts with charter documents, New York or federal laws or other specific agreements.
6.The Company is not an “investment company” within the meaning of the Investment Company Act of 1940.
7.No violation of Regulations T, U or X of the Federal Reserve Board.
Schedule 4.4(a)
(to Note Purchase Agreement)

Form of Opinion of Special Counsel
For The Purchasers
[To Be Provided on a Case by Case Basis]

Schedule 4.4(b)
(to Note Purchase Agreement)

Schedule 5.3
Disclosure Materials

WashREIT Investor Presentation

Schedule 5.3
(to Note Purchase Agreement)

Schedule 5.4
Subsidiaries of the Company and Ownership of Subsidiary Stock

(i) Subsidiaries

There are no Subsidiary Guarantors.

* denotes that the property of the entity has been sold and the entity will be evaluated for dissolution after September 30, 2020; provided, no entity will be dissolved until all tax filings have been completed and any related property or other tax appeals are closed.

Name	Jurisdiction	Owners with Ownership Percentages
WRIT Frederick Crossing Land, LLC*	DE	Washington Real Estate Investment Trust: 100%
Frederick Crossing Associates L.C.*	VA	WRIT Frederick Crossing Lease, LLC 99% WRIT Frederick Crossing Associates, Inc. 1%
Frederick Crossing Retail Associates, L.C.*	VA	Frederick Crossing Associates, L.C. 100%
WRIT Frederick Crossing Lease, LLC*	DE	Washington Real Estate Investment Trust: 100%
WRIT Frederick Crossing Associates, Inc.*	MD	WRIT Frederick Crossing Lease, LLC: 100%
WRIT-Kenmore, LLC	DE	WashREIT OP Sub DC LLC: 100%
WRIT - 2445 M LLC (property of this entity has been sold and the entity will be evaluated for dissolution after outstanding tax appeals are closed)	DE	Washington Real Estate Investment Trust: 100%
WRIT GATEWAY OVERLOOK LLC*	DE	Washington Real Estate Investment Trust: 100%
WRIT 1140 CT LLC	DE	WashREIT OP Sub DC LLC: 100%
WRIT Limited Partnership	DE	Washington Real Estate Investment Trust: 99% (General Partner) Real Estate Management, Inc.: 1% (Limited Partner)
Real Estate Management, Inc. (REMI)	MD	Washington Real Estate Investment Trust: 100%
Schedule 5.4
(to Note Purchase Agreement)

Washington Parking, Inc.	MD	Washington Real Estate Investment Trust: 100%
Washington Metro, Inc.	MD	Washington Parking, Inc.: 100%
WRIT 1227 25th Street LLC	DE	WashREIT OP Sub DC LLC: 100%
WRIT 8283 Greensboro Drive LLC*	DE	Washington Real Estate Investment Trust: 100%
WRIT Crimson On Glebe Member LLC	DE	Washington Real Estate Investment Trust: 100%
650 N. Glebe, LLC	DE	WRIT Crimson On Glebe Member LLC: 100%
WRIT Olney Village Center LLC*	DE	Washington Real Estate Investment Trust: 100%
WRIT Fairgate LLC	DE	Washington Real Estate Investment Trust: 100%
WRIT Yale West LLC	DE	WashREIT OP Sub DC: 100%
WRIT Paramount LLC	DE	Washington Real Estate Investment Trust: 100%
WRIT ANC LLC	DE	WashREIT OP Sub DC LLC:100%
WRIT 1775 EYE STREET LLC	DE	WashREIT OP Sub DC LLC: 100%
WRIT SPRING VALLEY LLC	DE	WashREIT OP Sub DC LLC: 100%
WashREIT Wellington LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT OP LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT OP Sub DC LLC	DE	WashREIT OP LLC: 100%
WashREIT 1901 Pennsylvania Ave Grantor Trust Ownership LLC	DE	WashREIT OP Sub DC LLC: 100%
WashREIT 1901 Pennsylvania Ave Trustee LLC	DE	WashREIT 1901 Pennsylvania Ave Grantor Trust Ownership LLC: 100%
WashREIT Courthouse Square LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT 515 King St LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT Frederick County Square LLC*	DE	Washington Real Estate Investment Trust: 100%
WashREIT Wellington Apartments LLC	DE	WashREIT Wellington LLC: 100%
WashREIT Monument II LLC	DE	Washington Real Estate Investment Trust: 100%
5.4-2

WashREIT Park Adams Apartments LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT Roosevelt Towers LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT Randolph Shopping Center LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT Takoma Park Shopping Center LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT Wheaton Park Shopping Center LLC*	DE	Washington Real Estate Investment Trust: 100%
WashREIT Centre at Hagerstown LLC*	DE	Washington Real Estate Investment Trust: 100%
WashREIT Westminster Shopping Center LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT Shoppes at Foxchase LLC*	DE	Washington Real Estate Investment Trust: 100%
WashREIT Bradlee Shopping Center LLC*	DE	Washington Real Estate Investment Trust: 100%
WashREIT Chevy Chase Metro Center Grantor Trust Ownership LLC	DE	WashREIT OP Sub DC LLC: 100%
WashREIT Chevy Chase Metro Center Trustee LLC	DE	WashREIT Chevy Chase Metro Center Grantor Ownership LLC: 100%
WashREIT 1776 G St Grantor Trust Ownership LLC	DE	WashREIT OP Sub DC LLC: 100%
WashREIT 1776 G St Trustee LLC	DE	WashREIT 1776 G St Grantor Trust Ownership LLC: 100%
WashREIT 1220 19th St Grantor Trust Ownership LLC	DE	WashREIT OP Sub DC LLC: 100%
WashREIT 1220 19th St Trustee LLC	DE	WashREIT 1220 19th St Grantor Trust Ownership LLC: 100%
WashREIT 2000 M St Grantor Trust Ownership LLC	DE	WashREIT OP Sub DC LLC: 100%
WashREIT 2000 M St Trustee LLC	DE	WashREIT 2000 M St Grantor Trust Ownership LLC: 100%
WashREIT Riverside LLC	DE	Washington Real Estate Investment Trust: 100%
WashREIT Riverside Apartments LLC	DE	WashREIT Riverside LLC: 100%
WashREIT 3801 Connecticut Ave Trust Ownership LLC	DE	WashREIT OP Sub DC LLC: 100%
5.4-3

WashREIT 3801 Connecticut Ave Trustee LLC	DE	WashREIT 3801 Connecticut Ave Trust Ownership LLC: 100%
WashREIT Watergate 600 OP LP (f/k/a WashReit HW LP)	DE	WashREIT OP LLC: ~99.6% Watergate Holdings I LLC and Watergate Holdings II LLC - Limited Partners: ~0.4%
WashREIT Arlington Tower LLC	DE	WashREIT OP LLC: 100%
WashREIT Virginia Lender LLC	DE	WashREIT OP LLC: 100%
Trade Rock Manager, Inc. (to be dissolved)	DE	Washington Real Estate Investment Trust: 100%
WashREIT Alexandria LLC	DE	WashREIT OP LLC: 100%
WashREIT Bull Run LLC	DE	WashREIT OP LLC: 100%
WashREIT Dulles LLC	DE	WashREIT OP LLC: 100%
WashREIT Germantown LLC	DE	WashREIT OP LLC: 100%
WashREIT Leesburg LLC	DE	WashREIT OP LLC: 100%
WashREIT McNair Farms LLC	DE	WashREIT OP LLC: 100%
WashREIT Watkins Mill LLC	DE	WashREIT OP LLC: 100%
WashREIT Landmark LLC	DE	WashREIT OP LLC: 100%
WashREIT Trove Apartments LLC	DE	WashREIT OP LLC: 100%

(ii) Unconsolidated Affiliates (other than Subsidiaries)

None.

(iii) Trustees and Senior Officers

Board of Trustees:
•Paul T. McDermott
•Benjamin S. Butcher
•William G. Byrnes
•Edward S. Civera
•Ellen M. Goitia
•Thomas H. Nolan, Jr.
•Anthony L. Winns
Officers:
•Paul T. McDermott, Chairman and CEO
•Stephen E. Riffee, Executive Vice President and Chief Financial Officer
•Taryn D. Fielder, Senior Vice President, General Counsel and Corporate Secretary
•W. Drew Hammond, Vice President, Chief Accounting Officer and Treasurer
5.4-4

5.4-5

Schedule 5.5
Financial Statements

Company’s Form 10-K for the fiscal years ending December 31, 2019 (including Form 10-K/A, Amendment No. 1), December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015.

Company’s Form 10-Q for the fiscal quarters ending March 31, 2020 and June 30, 2020.

Schedule 5.5
(to Note Purchase Agreement)

Schedule 5.10
Real Estate Assets

Properties	Location	Year Acquired	Major Redevelopment/ Development
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977
515 King Street	Alexandria, VA	1992
Watergate 600	Washington, DC	2017
1220 19th Street	Washington, DC	1995
1600 Wilson Boulevard	Arlington, VA	1997
Silverline Center	Tysons, VA	1997
Arlington Tower	Arlington, VA	2018
Courthouse Square	Alexandria, VA	2000
Monument II	Herndon, VA	2007
2000 M Street, NW	Washington, DC	2007
1140 Connecticut Avenue	Washington, DC	2011
1227 25th Street	Washington, DC	2011
Fairgate at Ballston	Arlington, VA	2012
Army Navy Building	Washington, DC	2014
1775 Eye Street	Washington, DC	2014
Retail Centers
Takoma Park	Takoma Park, MD	1963
Westminster	Westminster, MD	1972
Concord Centre	Springfield, VA	1973
Chevy Chase Metro Plaza	Washington, DC	1985
800 S. Washington Street	Alexandria, VA	1998/2003
Randolph Shopping Center	Rockville, MD	2006
Montrose Shopping Center	Rockville, MD	2006
Spring Valley Village	Washington, DC	2014
Multifamily Buildings / # units
Assembly Alexandria	Alexandria, VA	2019
Assembly Manassas	Manassas, VA	2019
Assembly Dulles	Herndon, VA	2019
Assembly Leesburg	Leesburg, VA	2019
Assembly Herndon	Herndon, VA	2019
Assembly Germantown	Germantown, MD	2019
Assembly Watkins Mill	Germantown, MD	2019
Schedule 5.10
(to Note Purchase Agreement)

Cascade at Landmark	Alexandria, VA	2019
3801 Connecticut Avenue	Washington, DC	1963
Roosevelt Towers	Falls Church, VA	1965
Park Adams	Arlington, VA	1969
The Ashby at McLean	McLean, VA	1996
Bethesda Hill Apartments	Bethesda, MD	1997
Bennett Park	Arlington, VA	2007
Clayborne Apartments	Alexandria, VA	2008
Kenmore Apartments	Washington, DC	2008
The Maxwell	Arlington, VA	2011
The Paramount	Arlington, VA	2013
Yale West Apartments	Washington, DC	2014
The Wellington	Arlington, VA	2015
The Trove	Arlington, VA	2015	X
Riverside Apartments	Alexandria, VA	2016	X

5.10-2

Schedule 5.15

Existing Indebtedness as of June 30, 2020

1.That certain Indenture, dated as of August 1, 1996, between the Company and The Bank of New York Trust Company, N.A., as supplemented by that certain Supplemental Indenture dated July 3, 2007, pursuant to which the Company issued the 3.95% Senior Note due October 15, 2022 in the principal amount of $300,000,000.

2.That certain Remarketing Agreement, dated as of February 25, 1998, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as remarketing dealer, pursuant to which the Company issued the 7¼% Senior Notes due February 25, 2028 in the principal amount of $50,000,000.

3.That certain Amended and Restated Credit Agreement, dated March 29, 2018, among the Company, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, providing for term loans in the principal amount of $400,000,000 and revolving commitments in the amount of $700,000,000. As of June 30, 2020, the outstanding principal balance of revolving loans was $181,000,000.

4.Term Loan Agreement, dated as of May 6, 2020, among the Company, the lenders from time to time party thereto and PNC Bank, National Association, as administrative agent, providing for terms loans in the principal amount of $150,000,000.

Schedule 5.15
(to Note Purchase Agreement)

Schedule 7.2

Form of Compliance Certificate

[For the Fiscal [Quarter][Year] ended______________, ____][As of ___________, 20__]

To: Each holder of a Note under the Agreement that is an Institutional Investor
Ladies and Gentlemen:
Reference is made to that certain Note Purchase Agreement, dated as of September [29], 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among Washington Real Estate Investment Trust, a Maryland real estate investment trust (the “Company”) and each holder of a Note from time to time party thereto (collectively, the “holders” and individually, a “holder”). Capitalized terms used and not defined herein shall have the meanings assigned thereto in the Agreement. This Compliance Certificate is being delivered pursuant to Section 7.2 of the Agreement.
The undersigned Senior Financial Officer hereby certifies as of the date hereof that [he][she] is the __________________________________ of the Company, and that, as such, [he][she] is authorized to execute and deliver this Compliance Certificate to the holders that are Institutional Investors on the behalf of the Company in [his][her] capacity as an officer of the Company and not individually, and that:
1.The financial statements attached hereto as Schedule 1 and delivered herewith pursuant to Section 7.1[a][b] of the Agreement have been prepared in accordance with GAAP, and fairly present in all material respects the financial position of the companies being reported on and their results of operations and cash flows [(subject to changes resulting from year-end adjustments and the absence of footnotes)] 1/.

2.I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Company and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 1 above. [Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default.] [Such review has disclosed the existence during or at the end of such accounting period of a condition or event that constitutes a Default or an Event of Default, and set forth below is a description of the nature and period of existence thereof and what action the Parent or the Company, as applicable, has taken or proposes to take with respect thereto:]

3.The Borrower is in compliance with the financial covenants in Section 10.6 of the Agreement as of the last day of the accounting period covered by the financial statements referred to in Paragraph 1 above. Attached hereto as Schedule 2 is the information from such financial
1/    Include only for quarterly certifications.
Schedule 7.2
(to Note Purchase Agreement)

statements required in order to establish such compliance (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and a statement of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of Section 10.6, and the calculation of the amount, ratio or percentage then in existence demonstrating such compliance.

4.[Included as part of the calculations on Schedule 2 is a reconciliation of the financial statements referred to in Paragraph 1 above with Static GAAP, showing in reasonable detail the effect of the application of Static GAAP.] 2/

5.[Included as part of the calculations on Schedule 2 is a reconciliation from GAAP resulting from the Parent, the Company or any Subsidiary making an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with the Agreement pursuant to Section 22.2) as to the period covered by the financial statements referred to in Paragraph 1 above.]  3/

6.Attached hereto as Schedule 3 is a summary with respect to each Property which the Company has elected to include in calculations of Unencumbered NOI and Unencumbered Pool Value for the fiscal period covered by the financial statements referred to in Paragraph 1 above (it being understood that so long as no Default or Event of Default exists or would occur as a result of such election, the Company shall be free to include or exclude from such calculations any Property that would otherwise be eligible for inclusion), including without limitation, a quarterly and year-to-date statement of Net Operating Income.

7.Attached hereto as Schedule 4 is a statement of Funds From Operations for the fiscal period covered by the financial statements referred to in Paragraph 1 above.

8.Attached hereto as Schedule 5 is a report listing Properties acquired in the most recently ended fiscal quarter setting forth for each such Property the purchase price and Net Operating
2/    Include only if, as a result of changes to GAAP, any of the covenants in Section 10.6 no longer apply as intended, and Static GAAP is therefore being applied (see Section 22.2(b) of the Agreement).
3/    Include only if the Company has elected to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement) pursuant to Section 22.2 of the Agreement.
7.2-2

Income for such Property and indicating whether such Property is collateral for any Indebtedness of the owner of such Property that is secured in any manner by any Lien and, if so, a description of such Indebtedness.

9.Attached hereto as Schedule 6 is a list of all Subsidiaries that are Subsidiary Guarantors (if any). Each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 of the Agreement is a Subsidiary Guarantor on the date hereof.

[Signature Page to Follow]

7.2-3

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of __________, ____.

Name:
Title:
7.2-4

SCHEDULE 1
Financial Statements
See attached.

7.2-5

SCHEDULE 2
Financial Covenant Compliance Calculations
See attached.
7.2-6

SCHEDULE 3
Summary of Properties
See attached.
7.2-7

SCHEDULE 4
Funds From Operations
See attached.

7.2-8

SCHEDULE 5
Recently Acquired Properties
[See attached.] / [None]

7.2-9

SCHEDULE 6
Subsidiary Guarantors

[None.]

7.2-10

Schedule 9.7

Form of Subsidiary Guaranty

    THIS SUBSIDIARY GUARANTY dated as of [______________], 20[__] (this “Subsidiary Guaranty”) executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”) in favor of the Purchasers listed in the Purchaser Schedule to the hereinafter defined Note Purchase Agreement (the “Purchasers”) and the holders from time to time of the Notes. The Purchasers and such holders are collectively called the “holders”, and individually a “holder.”

Washington Real Estate Investment Trust, a real estate investment trust formed under the laws of the State of Maryland (the “Company”), has entered into a Note Purchase Agreement dated as of September 29, 2020 (as amended, modified, supplemented or restated from time to time, the “Note Purchase Agreement”) with each of the Purchasers (together with the holders of Notes, each individually a “Guarantied Party” and collectively, the “Guarantied Parties”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note Purchase Agreement.

    WHEREAS, the Company has authorized the issuance and sale of $350,000,000 aggregate principal amount of its 3.44% Senior Notes due December 29, 2030 (the “Notes”) pursuant to the Note Purchase Agreement;

    WHEREAS, the Purchasers have agreed to purchase the Notes pursuant to the terms and conditions set forth in the Note Purchase Agreement, including, but not limited to, the condition that the Subsidiary Guarantors execute and deliver this Subsidiary Guaranty as required by Section 9.7 of the Note Purchase Agreement;

    WHEREAS, the Company has executed and delivered or will execute and deliver to the Purchasers the Notes;

WHEREAS, each Subsidiary Guarantor is owned or controlled by the Company, or is otherwise a Subsidiary of the Company;

    WHEREAS, the Company and the Subsidiary Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financial accommodations from the Guarantied Parties through their collective efforts;

    WHEREAS, each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations; and

    WHEREAS, each Subsidiary Guarantor’s execution and delivery of this Subsidiary Guaranty is a condition to the Guarantied Parties’ making, and continuing to make, such financial accommodations.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Subsidiary Guarantor, each Subsidiary Guarantor agrees as follows:

Schedule 9.7
(to Note Purchase Agreement)

    Section 1. Guaranty. Each Subsidiary Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness and obligations owing by the Company to any holder of a Note under or in connection with the Note Purchase Agreement, the Notes or any other Financing Agreement, including without limitation, the repayment of all principal of, and the payment of all interest on, Make-Whole Amount, if any, fees, charges, reasonable attorneys’ fees and other amounts payable to any holder of a Note thereunder or in connection therewith (including, to the extent permitted by Applicable Law, interest, fees and other amounts that would accrue and become due after the filing of a case or other proceeding under the Bankruptcy Code (as defined below) or other similar Applicable Law but for the commencement of such case or proceeding, whether or not such amounts are allowed or allowable in whole or in part in such case or proceeding); (b) all existing or future payment and other obligations owing by the Company or any Subsidiary Guarantor; (c) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (d) all expenses, including, without limitation, reasonable and documented outofpocket attorneys’ fees and disbursements, that are incurred by any Guarantied Party in the enforcement of any of the foregoing or any obligation of such Subsidiary Guarantor hereunder; and (e) all other Guarantied Obligations.

    Section 2. Guaranty of Payment and Not of Collection. This Subsidiary Guaranty is a guaranty of payment, and not of collection, and a debt of each Subsidiary Guarantor for its own account. Accordingly, the Guarantied Parties shall not be obligated or required before enforcing this Subsidiary Guaranty against any Subsidiary Guarantor: (a) to pursue any right or remedy the Guarantied Parties may have against the Company, any other Subsidiary Guarantor or any other Person or commence any suit or other proceeding against the Company, any other Subsidiary Guarantor or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Company, any other Subsidiary Guarantor or any other Person; or (c) to make demand of the Company, any other Subsidiary Guarantor or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Guarantied Parties which may secure any of the Guarantied Obligations.

    Section 3. Guaranty Absolute. Each Subsidiary Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. The liability of each Subsidiary Guarantor under this Subsidiary Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Subsidiary Guarantor consents thereto or has notice thereof):

    (a)    (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Note Purchase Agreement, the Notes, any other Financing Agreement or any other document, instrument or agreement evidencing or relating to any Guarantied Obligations (the “Guarantied Documents”), or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, any Guarantied Document or any assignment or transfer of any Guarantied Document;

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    (b)    any lack of validity or enforceability of any Guarantied Document or any assignment or transfer of any Guarantied Document;

    (c)    any furnishing to any of the Guarantied Parties of any security for any of the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guarantied Obligations;

    (d)    any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to any of the Guarantied Obligations, or any subordination of the payment of any of the Guarantied Obligations to the payment of any other liability of the Company or any Subsidiary Guarantor;

    (e)    any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Subsidiary Guarantor, any other Subsidiary Guarantor, the Company or any other Person, or any action taken with respect to this Subsidiary Guaranty by any trustee or receiver, or by any court, in any such proceeding;

    (f)    any act or failure to act by the Company, any Subsidiary Guarantor or any other Person which may adversely affect such Subsidiary Guarantor’s subrogation rights, if any, against the Company, any other Subsidiary Guarantor or any other Person to recover payments made under this Subsidiary Guaranty;

    (g)    any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Guarantied Obligations;

    (h)    any application of sums paid by the Company, any Subsidiary Guaranty or any other Person with respect to the liabilities of the Company or any Subsidiary Guarantor to any of the Guarantied Parties, regardless of what liabilities of the Company remain unpaid;

    (i)    any defect, limitation or insufficiency in the borrowing powers of the Company or in the exercise thereof;

    (j)    any defense, set off, claim or counterclaim (other than indefeasible payment and performance in full) which may at any time be available to or be asserted by the Company, any Subsidiary Guarantor or any other Person against any Guarantied Party;

    (k)    any change in the corporate existence, structure or ownership of the Company or any Subsidiary Guarantor;

    (l)    any statement, representation or warranty made or deemed made by or on behalf of the Company or any Subsidiary Guarantor under any Guarantied Document, or any amendment hereto or thereto, proves to have been incorrect or misleading in any respect; or

    (m)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Subsidiary Guarantor hereunder (other than indefeasible payment and performance in full or release or termination of the obligations of any Subsidiary Guarantor hereunder as provided by the terms of the Note Purchase Agreement).

    Section 4. Action with Respect to Guarantied Obligations. The Guarantied Parties may, at any time and from time to time, without the consent of, or notice to, any Subsidiary Guarantor, and without discharging any Subsidiary Guarantor from its obligations hereunder, take any and all actions described in Section 3. and may otherwise: (a) amend, modify, alter or supplement the
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terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement any Guarantied Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Guarantied Obligations; (d) release the Company, any Subsidiary Guarantor or other Person liable in any manner for the payment or collection of any of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Company, any Subsidiary Guarantor or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Guarantied Parties shall elect.

    Section 5. Representations and Warranties. Each Subsidiary Guarantor hereby makes to the Guarantied Parties all of the representations and warranties made by the Company with respect to or in any way relating to such Subsidiary Guarantor in the Note Purchase Agreement and the other Guarantied Documents, as if the same were set forth herein in full.

    Section 6. Covenants. Each Subsidiary Guarantor will comply with all covenants with which the Company is to cause such Subsidiary Guarantor to comply under the terms of the Note Purchase Agreement or any of the other Guarantied Documents.

    Section 7. Waiver. Each Subsidiary Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Subsidiary Guarantor or which otherwise might operate to discharge such Subsidiary Guarantor from its obligations hereunder.

    Section 8. Inability to Accelerate. If the Guarantied Parties or any of them are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Guarantied Parties shall be entitled to receive from each Subsidiary Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

    Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on any Guarantied Party for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and such Guarantied Party repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by such Guarantied Party with any such claimant (including the Company or a trustee in bankruptcy for the Company), then and in such event each Subsidiary Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of any of the Guarantied Documents and such Subsidiary Guarantor shall be and remain liable to such Guarantied Party for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to such Guarantied Party.

    Section 10. Subrogation. Upon the making by any Subsidiary Guarantor of any payment hereunder for the account of the Company or another Subsidiary Guarantor, such Subsidiary Guarantor shall be subrogated to the rights of the payee against the Company or such Subsidiary Guarantor; provided, however, that such Subsidiary Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Subsidiary Guarantor may have against the Company or such Subsidiary Guarantor arising by reason of any payment or performance by such Subsidiary
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Guarantor pursuant to this Subsidiary Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Subsidiary Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Subsidiary Guarantor shall hold such amount in trust for the benefit of the Guarantied Parties and shall forthwith pay such amount to the Guarantied Parties to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Note Purchase Agreement or to be held by the holders of Notes as collateral security for any Guarantied Obligations existing.

    Section 11. Payments Free and Clear. All sums payable by each Subsidiary Guarantor hereunder, whether of principal, interest, Make-Whole Amount, if any, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any taxes, subject to Section 15.2 of the Note Purchase Agreement), and if such Subsidiary Guarantor is required by Applicable Law or by any Governmental Authority to make any such deduction or withholding, subject to Section 15.2 of the Note Purchase Agreement, such Subsidiary Guarantor shall pay to the Guarantied Parties such additional amount as will result in the receipt by the Guarantied Parties of the full amount payable hereunder had such deduction or withholding not occurred or been required.

    Section 12. Subordination. Each Subsidiary Guarantor hereby expressly covenants and agrees for the benefit of the Guarantied Parties that all obligations and liabilities of the Company or any other Subsidiary Guarantor to such Subsidiary Guarantor of whatever description, including without limitation, all intercompany receivables of such Subsidiary Guarantor from the Company or any other Subsidiary Guarantor (collectively, the “Junior Claims”) shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall exist, no Subsidiary Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Company or any other Subsidiary Guarantor on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

    Section 13. Avoidance Provisions. It is the intent of each Subsidiary Guarantor and the Guarantied Parties that in any Proceeding, such Subsidiary Guarantor’s maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Subsidiary Guarantor hereunder (or any other obligations of such Subsidiary Guarantor to the Guarantied Parties) to be avoidable or unenforceable against such Subsidiary Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Subsidiary Guarantor hereunder (or any other obligations of such Subsidiary Guarantor to the Guarantied Parties) shall be determined in any such Proceeding are referred to as the “Avoidance Provisions”. Accordingly, to the extent that the obligations of any Subsidiary Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Subsidiary Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Subsidiary Guarantor hereunder (or any other obligations of such Subsidiary Guarantor to the Guarantied Parties), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Guarantied Parties hereunder to the maximum extent that would not cause the obligations of any Subsidiary Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Subsidiary Guarantor or any other Person shall have any right or claim under this Section as
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against the Guarantied Parties that would not otherwise be available to such Person under the Avoidance Provisions.

    Section 14. Information. Each Subsidiary Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Company and any other Subsidiary Guarantor, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that no Guarantied Party shall have any duty whatsoever to advise any Subsidiary Guarantor of information regarding such circumstances or risks.

    Section 15. Governing Law. THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

    SECTION 16. WAIVER OF JURY TRIAL.

    (a)    EACH SUBSIDIARY GUARANTOR, AND EACH OF THE GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG SUCH SUBSIDIARY GUARANTOR AND ANY OF THE GUARANTIED PARTIES WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE SUBSIDIARY GUARANTORS, AND THE GUARANTIED PARTIES BY ACCEPTING THE BENEFITS HEREOF, HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS SUBSIDIARY GUARANTY.

    (b)    EACH SUBSIDIARY GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY GUARANTIED PARTY OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS SUBSIDIARY GUARANTY OR ANY OTHER FINANCING AGREEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SUBSIDIARY GUARANTY OR IN ANY OTHER FINANCING AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY GUARANTIED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR
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PROCEEDING RELATING TO THIS SUBSIDIARY GUARANTY OR ANY OTHER FINANCING AGREEMENT AGAINST ANY SUBSIDIARY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY ANY GUARANTIED PARTY OR THE ENFORCEMENT BY ANY GUARANTIED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

    (c)    THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE NOTES AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER GUARANTIED DOCUMENTS AND THE TERMINATION OF THIS SUBSIDIARY GUARANTY.

    Section 17. Waiver of Remedies. No delay or failure on the part of any Guarantied Party in the exercise of any right or remedy it may have against any Subsidiary Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by any Guarantied Party of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

    Section 18. Termination/Release of Subsidiary Guarantor. This Subsidiary Guaranty shall remain in full force and effect with respect to each Subsidiary Guarantor until payment in full of the Guarantied Obligations and the termination or cancellation of all Guarantied Documents in accordance with their respective terms. Notwithstanding the foregoing, once a Subsidiary Guarantor has been released from the Subsidiary Guaranty in accordance with Section 9.7(b) of the Note Purchase Agreement, such Subsidiary Guarantor shall have no further liability for the Guarantied Obligations, whether accrued prior to or after the date of its release as a Subsidiary Guarantor.

    Section 19. Successors and Assigns. Each reference herein to any Guarantied Party shall be deemed to include such Person’s respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Subsidiary Guaranty also shall inure, and each reference herein to each Subsidiary Guarantor shall be deemed to include such Subsidiary Guarantor’s successors and assigns, upon whom this Subsidiary Guaranty also shall be binding. The Guarantied Parties may, in accordance with the applicable provisions of the Note Purchase Agreement, assign, transfer or sell any Guarantied Obligation to any Person without the consent of, or notice to, any Subsidiary Guarantor and without releasing, discharging or modifying any Subsidiary Guarantor’s obligations hereunder. Subject to Section 20 of the Note Purchase Agreement, each Subsidiary Guarantor hereby consents to the delivery by any holder of a Note to any third-party (or any prospective holder of a Note) of any financial or other information regarding the Company or any Subsidiary Guarantor. No Subsidiary Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all holders of Notes and any such assignment or other transfer to which all of the holders of Notes have not so consented shall be null and void.

    Section 20. Joint and Several Obligations. the obligationS of the SUBSIDIARY Guarantors HEREUNDER SHALL BE joint and several, and ACCORDINGLY, each SUBSIDIARY Guarantor CONFIRMS THAT IT is liable for the full amount of the
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“GUARANTiED Obligations” AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER SUBSIDIARy gUARANTORS HEREUNDER.

    Section 21. Amendments. This Subsidiary Guaranty may not be amended except in writing signed by the Required Holders and each Subsidiary Guarantor, subject to Section 17 of the Note Purchase Agreement.

    Section 22. Payments. All payments to be made by any Subsidiary Guarantor pursuant to this Subsidiary Guaranty shall be made in lawful money of the United States of America, in immediately available funds at Wells Fargo Bank, National Association, New York, New York or at such other place as the Company shall have designated by written notice to each holder of the Notes by written notice as provided in the Note Purchase Agreement.
Section 23. Notices. All notices, requests and other communications hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
    (i)    if to any Guarantied Party, at the address specified for such communications provided for in the Guarantied Documents, as applicable, or at such other address as such Guarantied Party shall have specified to the Company in writing; or
    (ii)    if to any Subsidiary Guarantor, to the Subsidiary Guarantor at its address set forth below its signature hereto, or at such other address as such Subsidiary Guarantor shall have specified to the Guarantied Parties in a written notice to the other parties.
Notices under this Section 23 will be deemed given only when actually received.

    Section 24. Severability. In case any provision of this Subsidiary Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

    Section 25. Headings. Section headings used in this Subsidiary Guaranty are for convenience only and shall not affect the construction of this Subsidiary Guaranty.

    Section 26. Limitation of Liability. None of the Guarantied Parties or any of their respective Related Parties shall have any liability with respect to, and each Subsidiary Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Subsidiary Guarantor in connection with, arising out of, or in any way related to, this Subsidiary Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated by this Subsidiary Guaranty or any of the other Guarantied Documents. Each Subsidiary Guarantor hereby waives, releases, and agrees not to sue any Guarantied Party or any of their respective Affiliates, advisors, employees, officers, agents, counsel, representatives or related parties for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Subsidiary Guaranty, any of the other Guarantied Documents, or any of the transactions contemplated by thereby.

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    Section 27. Electronic Delivery of Certain Information. Each Subsidiary Guarantor acknowledges and agrees that information regarding the Subsidiary Guarantor may be delivered electronically pursuant to Section 7.4 of the Note Purchase Agreement.

    Section 28. Right of Contribution. The Subsidiary Guarantors hereby agree as among themselves that, if any Subsidiary Guarantor shall make an Excess Payment, such Guarantor shall have a right of contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor’s Contribution Share of such Excess Payment. The payment obligations of any Subsidiary Guarantor under this Section shall be subordinate and subject in right of payment to the Guarantied Obligations until such time as the Guarantied Obligations have been indefeasibly paid in full in cash and performed in full and the obligations of the Company and any Subsidiary Guarantors under the Notes and the Note Purchase Agreement have been satisfied, canceled, expired or terminated, and none of the Subsidiary Guarantors shall exercise any right or remedy under this Section against any other Subsidiary Guarantor until such obligations have been indefeasibly paid and performed in full and the obligations under the Notes and the Note Purchase Agreement have been satisfied, canceled, expired or terminated. Subject to Section 10 of this Subsidiary Guaranty, this Section shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Subsidiary Guarantor may have under Applicable Law against the Company or any other Subsidiary Guarantor in respect of any payment of Guarantied Obligations. Notwithstanding the foregoing, all rights of contribution against any Subsidiary Guarantor shall terminate from and after such time, if ever, that such Subsidiary Guarantor shall cease to be a Subsidiary Guarantor in accordance with the applicable provisions of the Financing Agreements.

Section 29. Definitions. (a) For the purposes of this Subsidiary Guaranty:

    “Contribution Share” means, for any Subsidiary Guarantor in respect of any Excess Payment made by any other Subsidiary Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Company or any Subsidiary Guarantor other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Company or any Subsidiary Guarantor) of the Company or any Subsidiary Guarantor other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Subsidiary Guarantors in respect of any Excess Payment, any Subsidiary Guarantor that became a Subsidiary Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Subsidiary Guarantor on the date of such Excess Payment and the financial information for such Subsidiary Guarantor as of the date such Subsidiary Guarantor became a Subsidiary Guarantor shall be utilized for such Subsidiary Guarantor in connection with such Excess Payment.

    “Excess Payment” means the amount paid by any Subsidiary Guarantor in excess of its Ratable Share of any Guarantied Obligations.

    “Proceeding” means any of the following: (i) a voluntary or involuntary case concerning any Subsidiary Guarantor shall be commenced under the Bankruptcy Code; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Subsidiary Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy,
9.7-9

insolvency, reorganization, windingup or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Subsidiary Guarantor; (iv) any Subsidiary Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Subsidiary Guarantor makes a general assignment for the benefit of creditors; (vii) any Subsidiary Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Subsidiary Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Subsidiary Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Subsidiary Guarantor for the purpose of effecting any of the foregoing.

    “Ratable Share” means, for any Subsidiary Guarantor in respect of any payment of Guarantied Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guarantied Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Company and any Subsidiary Guarantor exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Company and any Subsidiary Guarantor hereunder) of the Company and any Subsidiary Guarantor; provided, however, that, for purposes of calculating the Ratable Shares of the Subsidiary Guarantors in respect of any payment of Guarantied Obligations, any Subsidiary Guarantor that became a Subsidiary Guarantor subsequent to the date of any such payment shall be deemed to have been a Subsidiary Guarantor on the date of such payment and the financial information for such Subsidiary     Guarantor as of the date such Subsidiary Guarantor became a Subsidiary Guarantor shall be utilized for such Subsidiary Guarantor in connection with such payment.

    (b)    As used herein, “Subsidiary Guarantors” shall mean, as the context requires, collectively, (a) each Subsidiary identified as a “Subsidiary Guarantor” on the signature pages hereto, (b) each Person that joins this Subsidiary Guaranty as a Subsidiary Guarantor pursuant to Section 9.7 of the Note Purchase Agreement, and (c) the successors and permitted assigns of the foregoing.

    (c)    Terms not otherwise defined herein are used herein with the respective meanings given them in the Note Purchase Agreement.

[Signatures on Following Page]

9.7-10

IN WITNESS WHEREOF, each Subsidiary Guarantor has duly executed and delivered this Subsidiary Guaranty as of the date and year first written above.

SUBSIDIARY GUARANTORS:

[Name of SUBSIDIARY Guarantor]

By: _____________________
Name: _____________________
Title: _____________________

Address for Notices for all Subsidiary Guarantors:

c/o Washington Real Estate Investment Trust
_____________________
_____________________
Attention:______________________
Telecopier: (_____) ______________
Telephone: (_____) ______________

COMPANY:

WASHINGTON REAL ESTATE INVESTMENT TRUST

By: _____________________
Name: _____________________
Title: _____________________

9.7-11

ANNEX I

FORM OF ACCESSION AGREEMENT

    THIS ACCESSION AGREEMENT dated as of ____________, ____, executed and delivered by ______________________, a _____________ (the “New Subsidiary Guarantor”) in favor of the holders of the 3.44% Senior Notes due December 29, 2030 (as amended, restated, supplemented or otherwise modified from time to time, the “Notes”) of Washington Real Estate Investment Trust, a Maryland real estate investment trust (the “Company”), pursuant to the Note Purchase Agreement dated as of September 29, 2020 by and among the Company and the Purchasers listed in the Purchaser Schedule thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), for the benefit of the Guarantied Parties.

    WHEREAS, pursuant to the Note Purchase Agreement, the Company has agreed that certain Subsidiaries are to become a party to the Subsidiary Guaranty as a Subsidiary Guarantor;

    WHEREAS, the New Subsidiary Guarantor is owned or controlled by the Company, or is otherwise a Subsidiary of the Company;

    WHEREAS, the Company, the New Subsidiary Guarantor and the other Subsidiary Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financial accommodations from the Guarantied Parties through their collective efforts; and

    WHEREAS, the New Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the Guarantied Parties making such financial accommodations available.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Subsidiary Guarantor, the New Subsidiary Guarantor agrees as follows:

    Section 1. Accession to Subsidiary Guaranty. The New Subsidiary Guarantor hereby agrees that it is a “Subsidiary Guarantor” under the Subsidiary Guaranty dated as of ___________, 20__ (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”), made by the Subsidiary Guarantors party thereto in favor of the Guarantied Parties, and assumes all obligations of a “Subsidiary Guarantor” thereunder, all as if the New Subsidiary Guarantor had been an original signatory to the Subsidiary Guaranty. Without limiting the generality of the foregoing, the New Subsidiary Guarantor hereby:

    (a)    irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Subsidiary Guaranty);

    (b)    makes to the Guarantied Parties as of the date hereof each of the representations and warranties contained in Section 5 of the Subsidiary Guaranty and agrees to be bound by each of the covenants contained in Section 6 of the Subsidiary Guaranty; and

    (c)    consents and agrees to each provision set forth in the Subsidiary Guaranty.

9.7-12

    SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

    Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Note Purchase Agreement.

[Signatures on Following Page]

9.7-13

IN WITNESS WHEREOF, the New Subsidiary Guarantor has caused this Accession Agreement to be duly executed and delivered by its duly authorized officers as of the date first written above.

[NEW SUBSIDIARY GUARANTOR]

By: _____________________
Name: _____________________
Title: _____________________

Address for Notices:

c/o Washington Real Estate Investment Trust
____________________________
____________________________
Attention:______________________
Telecopier: (_____) ______________
Telephone: (_____) ______________

9.7-14

Information Relating to Purchasers

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
The Prudential Insurance Company of America c/o Prudential Private Capital 1114 Avenue of Americas, 30th Floor New York, NY 10036	$50,000,000 $5,000,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank, NA4,5
New York, NY
ABA No.: 021000021

Account Name: Prudential GM Buyout Private Custody
Account No.: P30819 (please do not include spaces)
(in the case of payments on account of the Note originally issued in the principal amount of $50,000,000.00)

Account Name: PRIVEST
Account No.: P86189 (please do not include spaces)
(in the case of payments on account of the Note originally issued in the principal amount of $5,000,000.00)

4 If Borrower's account is with JPMorgan Chase, use the following wiring instructions:
JPMorgan Chase Bank, NA
New York, NY
ABA No.: 021000021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P86189 PRIVEST
(in the case of payments on account of the Note originally issued in the principal amount of $5,000,000.00)

5 If Borrower's account is with JPMorgan Chase, use the following wiring instructions:
JPMorgan Chase Bank, NA
New York, NY
ABA No.: 021000021
Account No.: 900-9000-168
Account Name: North American Insurance
FFC: P30819 Prudential GM Buyout Private Custody
(in the case of payments on account of the Note originally issued in the principal amount of $50,000,000.00)

Purchaser Schedule
(to Note Purchase Agreement)

Each such wire transfer shall set forth the name of the Company, a reference to "3.44% Senior Notes due December 29, 2030, Security No. INV12470, PPN: 939653 A*2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

Address for all communications and notices:

The Prudential Insurance Company of America
c/o Prudential Private Capital
1114 Avenue of Americas
30th Floor
New York, NY 10036
Attention: Managing Director
cc: Vice President and Corporate Counsel

All notices relating solely to scheduled principal and interest payments to:

The Prudential Insurance Company of America
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention: PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

External audit confirmations of loan balances for transactions closed by PPC should be sent to the address(es) outlined below:

Via e-mail (preferred): PPCauditconfirms@prudential.com

By U.S. Mail:
PGIM Private Placement Operations
655 Broad Street, 14th Floor South
Mail Stop # NJ 08-14-75
Newark, New Jersey 07102-5096
Attn: PPC Audit Confirmation Coordinator

For any questions or assistance with audit confirmations, please contact our centralized audit confirmation telephone number, (973) 367-7561

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1211670

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

PGIM, Inc.
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention: Trade Management Manager

Send copy by email to:

Thais Alexander
thais.alexander@prudential.com
(212) 626-2067

and

Private.Disbursements@Prudential.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Athene Annuity & Life Assurance Company c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266	$27,000,000

Payments

All payments by Federal Funds Wire Transfer of immediately available funds to:

Citibank NA
ABA number: 021000089
FFC Account #: 21446200
Account Name: AADE - MOD - FABN - AAM
Citi’s SWIFT address: CITIUS33

Reference: Please reference Washington Real Estate Investment Trust, 3.44% Senior Notes, PPN: 939653 A*2, Due December 29, 2030 and Application (as among principal, make-whole and interest) of the payment being made.

Notices

Address for all Notices, including Financials, Compliance and Requests:

PREFERRED REMITTANCE: privateplacements@apollo.com

Athene Annuity & Life Assurance Company
c/o Apollo Global Management Inc.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

Name of Nominee in which Notes are to be issued:    GERLACH & CO F/B/O Athene Annuity & Life Assurance Company

Taxpayer I.D. Number:    44-0188050 (Athene Annuity & Life Assurance Company)
    13-6021155 (Gerlach & Co.)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Citibank NA
Attn: Keith Whyte
399 Park Ave
Level B Vault
New York, NY 10022
A/C Number: 214462

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Jackson National Life Insurance Company c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266	$11,000,000

Payments

All payments by Federal Funds Wire Transfer of immediately available funds to:

The Bank of New York Mellon
ABA number: 021000018
Account #: 4586308400
Account Name: JNL TRANSACTION ACCOUNT 1
SWIFT address: IRVTUS3N

Reference: Please reference Washington Real Estate Investment Trust, 3.44% Senior Notes, PPN: 939653 A*2, Due December 29, 2030 and Application (as among principal, make-whole and interest) of the payment being made.

Notices

Address for all Notices, including Financials, Compliance and Requests:

PREFERRED REMITTANCE: privateplacements@apollo.com

Jackson National Insurance Company
c/o Apollo Global Management Inc.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

Name of Nominee in which Notes are to be issued:    HARE & CO., LLC F/B/O Jackson National Life Insurance Company

Taxpayer I.D. Number:    38-1659835 (Jackson National Life Insurance Company)
    13-6062916 (Hare & Co., LLC)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Depository Trust Company (DTC)
570 Washington Blvd - 5th Floor
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department
Account Number: 458630

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Athene Annuity and Life Company c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266	$7,000,000

Payments

All payments by Federal Funds Wire Transfer of immediately available funds to:

Citibank NA
ABA number: 021000089
FFC Account #: 21445000
Account Name: Athene Annuity and Life Co – Annuity
Citi’s SWIFT address: CITIUS33

Reference: Please reference Washington Real Estate Investment Trust, 3.44% Senior Notes, PPN: 939653 A*2, Due December 29, 2030 and Application (as among principal, make-whole and interest) of the payment being made.

Notices

Address for all Notices, including Financials, Compliance and Requests:

PREFERRED REMITTANCE: privateplacements@apollo.com

Athene Annuity and Life Company
c/o Apollo Global Management Inc.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

Name of Nominee in which Notes are to be issued:    GERLACH & CO F/B/O Athene Annuity and Life Company

Taxpayer I.D. Number:    42-0175020 (Athene Annuity and Life Company)
    13-6021155 (Gerlach & Co.)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Citibank NA
Attn: Keith Whyte
399 Park Ave
Level B Vault
New York, NY 10022
A/C Number: 214450

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Athene Annuity & Life Assurance Company c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266	$5,000,000

Payments

All payments by Federal Funds Wire Transfer of immediately available funds to:

Citibank NA
ABA number: 021000089
FFC Account #: 25037900
Account Name: AADE BLIC MODCO AAM
Citi’s SWIFT address: CITIUS33

Reference: Please reference Washington Real Estate Investment Trust, 3.44% Senior Notes, PPN: 939653 A*2, Due December 29, 2030 and Application (as among principal, make-whole and interest) of the payment being made.

Notices

Address for all Notices, including Financials, Compliance and Requests:

PREFERRED REMITTANCE: privateplacements@apollo.com

Athene Annuity & Life Assurance Company
c/o Apollo Global Management Inc.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

Name of Nominee in which Notes are to be issued:    GERLACH & CO F/B/O Athene Annuity & Life Assurance Company

Taxpayer I.D. Number:    44-0188050 (Athene Annuity & Life Assurance Company)
    13-6021155 (Gerlach & Co.)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Citibank NA
Attn: Keith Whyte
399 Park Ave
Level B Vault
New York, NY 10022
A/C Number: 250379

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Athene Annuity & Life Assurance Company c/o Apollo Global Management Inc. Attn: Private Fixed Income 7700 Mills Civic Parkway West Des Moines, IA 50266	$5,000,000

Payments

All payments by Federal Funds Wire Transfer of immediately available funds to:

Citibank NA
ABA number: 021000089
FFC Account #: 25038300
Account Name: AADE BLIC NON-MODCO AAM
Citi’s SWIFT address: CITIUS33

Reference: Please reference Washington Real Estate Investment Trust, 3.44% Senior Notes, PPN: 939653 A*2, Due December 29, 2030 and Application (as among principal, make-whole and interest) of the payment being made.

Notices

Address for all Notices, including Financials, Compliance and Requests:

PREFERRED REMITTANCE: privateplacements@apollo.com

Athene Annuity & Life Assurance Company
c/o Apollo Global Management Inc.
Attn: Private Fixed Income
7700 Mills Civic Parkway
West Des Moines, IA 50266

Name of Nominee in which Notes are to be issued:    GERLACH & CO F/B/O Athene Annuity & Life Assurance Company

Taxpayer I.D. Number:    44-0188050 (Athene Annuity & Life Assurance Company)
    13-6021155 (Gerlach & Co.)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Citibank NA
Attn: Keith Whyte
399 Park Ave
Level B Vault
New York, NY 10022
A/C Number: 250383

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Teachers Insurance and Annuity Association of America 730 Third Avenue New York, New York 10017	$55,000,000

Payments

All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to the account provided by separate cover to the Company.

Notices

All notices with respect to payments and prepayments of the Notes shall be sent to:

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017
Attention: Securities Accounting Division
Phone: (212) 916-5504
Facsimile: (212) 916-4699

With a copy to:

JPMorgan Chase Bank, N.A.
P.O. Box 35308
Newark, New Jersey 07101

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America
c/o Nuveen Alternatives Advisors LLC
8500 Andrew Carnegie Boulevard
Charlotte, North Carolina 28262
Attention: Private Placements
E-mail:    NuveenPrivatePlacements@nuveen.com
    DL_InvestmentsCenterofExcellence@tiaa.org

    KCTIAAGenCustodian@StateStreet.com
    KCTIAAGenInvManagers@StateStreet.com
Telephone:    (704) 988-4349 (Name: Ho-Young Lee)
    (212) 916-4000 (General Number)
Facsimile:    (704) 988-4916

With a copy to:

Nuveen Alternatives Advisors LLC
8500 Andrew Carnegie Boulevard
Charlotte, North Carolina 28262-8500
Attention:     Legal Department
Attention:    Trevor Sanford, Associate General Counsel
E-mail:    Trevor.Sanford@nuveen.com
Telephone:    (704) 988-4092
    (212) 916-4000 (General Number)

All Servicer Reports (or the equivalent) shall be delivered electronically to:

Email:    NuveenPrivatePlacements@nuveen.com
    DL_Valuations-PrivateABS@tiaa.org

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-1624203

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Address provided under separate cover to the Company.

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
American General Life Insurance Company c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$25,400,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name:    BNYM Income
Account Number:    GLA111566
For Further Credit to:    AMERICAN GENERAL LIFE INS. CO. Physical; Account No. 886623
Reference:    PPN: 939653 A*2 and Prin.: $______; Int.: $______

Notices

Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company (886623)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PCG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

American General Life Insurance Company (886623)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance

Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Name of Nominee in which Notes are to be issued: HARE & CO., LLC

Taxpayer I.D. Number:    25-0598210 (American General Life Insurance Company)
    13-6062916 (HARE & CO., LLC)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
Account Name: AMERICAN GENERAL LIFE INSURANCE COMPANY
Account Number: 886623

With a copy to:
Lavonia Kimani [lavonia.kimani@aig.com]

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
The Variable Annuity Life Insurance Company c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$12,900,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name:     BNYM Income
Account Number:     GLA111566
For Further Credit to:     VARIABLE ANNUITY LIFE INSURANCE CO.; Account No. 260735
Reference: PPN: 939653 A*2 and Prin.: $______; Int.: $______

Notices

Payment notices, audit confirmations and related note correspondence to:

The Variable Annuity Life Insurance Company (260735)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PCG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance

Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Name of Nominee in which Notes are to be issued: HARE & CO., LLC

Taxpayer I.D. Number:    74-1625348 (The Variable Annuity Life Insurance Company)
    13-6062916 (HARE & CO., LLC)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
Account Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Account Number: 260735

With a copy to:
Lavonia Kimani [lavonia.kimani@aig.com]

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
American Home Assurance Company c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$10,050,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name:    BNYM Income
Account Number:    GLA111566
For Further Credit to:    AMERICAN HOME ASSURANCE CO.; Account No: 554933
Reference:    PPN: 939653 A*2 and Prin.: $______; Int.: $______

Notices

Payment notices, audit confirmations and related note correspondence to:

American Home Assurance Company (554933)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PCG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

American Home Assurance Company (554933)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance
Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Name of Nominee in which Notes are to be issued: HARE & CO., LLC

Taxpayer I.D. Number:    13-5124990 (American Home Assurance Company)
    13-6062916 (HARE & CO., LLC)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
Account Name: AMERICAN HOME ASSURANCE COMPANY
Account Number: 554933

With a copy to:
Lavonia Kimani [lavonia.kimani@aig.com]

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
American General Life Insurance Company c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$4,650,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name:    BNYM Income
Account Number:    GLA111566
For Further Credit to:    AMERICAN GENERAL LIFE INS. CO. SAMRE; Account No. 990986
Reference:    PPN: 939653 A*2 and Prin.: $______; Int.: $______

Notices

Payment notices, audit confirmations and related note correspondence to:

American General Life Insurance Company SAMRE (990986)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PCG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

American General Life Insurance Company SAMRE (990986)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance

Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Name of Nominee in which Notes are to be issued: HARE & CO., LLC

Taxpayer I.D. Number:    25-0598210 (American General Life Insurance Company)
    13-6062916 (HARE & CO., LLC)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
Account Name: AMERICAN GENERAL LIFE INSURANCE COMPANY SAMRE
Account Number: 990986

With a copy to:
Lavonia Kimani [lavonia.kimani@aig.com]

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
National Union Fire Insurance Company of Pittsburgh, PA c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$1,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

The Bank of New York Mellon
ABA # 021-000-018
Account Name:    BNYM Income
Account Number:    GLA111566
For Further Credit to:    NATIONAL UNION FIRE INSURANCE CO. SAMRE; Account No: 990992
Reference:    PPN: 939653 A*2 and Prin.: $______; Int.: $______

Notices

Payment notices, audit confirmations and related note correspondence to:

National Union Fire Insurance Co. of Pittsburgh, PA SAMRE (990992)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PCG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

National Union Fire Insurance Co. of Pittsburgh, PA SAMRE (990992)
c/o The Bank of New York Mellon
Attn: P & I Department
Fax: (718) 315-3076

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155

Attn: Private Placements Compliance
Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Name of Nominee in which Notes are to be issued: HARE & CO., LLC

Taxpayer I.D. Number:    25-0687550 (National Union Fire Insurance Company of Pittsburgh, PA)
    13-6062916 (HARE & CO., LLC)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

DTCC
570 Washington Blvd.
Jersey City, NJ 07310
Attn: BNY Mellon / Branch Deposit Department – 5th Floor
Contact: Andre Granville; Phone: (315) 414-3068
Account Name: NATIONAL UNION FIRE INSURANCE CO. OF PITTSBURGH, PA SAMRE
Account Number: 990992

With a copy to:
Lavonia Kimani [lavonia.kimani@aig.com]

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
The United States Life Insurance Company in the City of New York c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	$1,000,000

Payments

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

JPMorgan Chase Bank, N.A.
ABA # 021-000-021
Account Name:    AIG PHYSICAL WIRE ACCOUNT
Account Number:    780153941
For Further Credit to:    THE U.S. LIFE INSURANCE CO. SAMRE; P 40696
Reference:    PPN: 939653 A*2 and Prin.: $______; Int.: $______

Notices

Payment notices, audit confirmations and related note correspondence to:

The United States Life Insurance Company in the City of New York SAMRE (P 40696)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: PCG Investment Portfolio Support
Email: PPGIPS@aig.com

Duplicate payment notices (only) to:

The United States Life Insurance Co. in the City of New York SAMRE (P 40696)
c/o JPMorgan Client Services
Email: physical.abs.income@jpmorgan.com

*Compliance reporting information (financial docs, officer’s certificates, etc.) to:

AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements Compliance
Email: complianceprivateplacements@aig.com

*Note:    Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

Name of Nominee in which Notes are to be issued: CUDD & CO. LLC

Taxpayer I.D. Number:    13-5459480 (The United States Life Insurance Company in the City of New York)
    13-6022143 (CUDD & CO. LLC)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center
Brooklyn, New York 11245-0001
Attn: Physical Receive Department – 3rd Floor (for overnight mail) OR
Physical Receive Dept. – 1st Floor, Window 5 (for messenger, use Willoughby Entrance)
Contact: Aubrey M. Reuben; Phone: (718) 242-0269
Account Name: The United States Life Insurance Company SAMRE
Account Number: P 40696

With a copy to:
Lavonia Kimani [lavonia.kimani@aig.com]

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Nationwide Life and Annuity Insurance Company Attn: Nationwide Investments – Private Placements One Nationwide Plaza (1-05-801) Columbus, OH 43215-2220	$25,000,000

Payments

All payments by wire transfer of immediately available funds to:

The Bank of New York Mellon
ABA #021-000-018
BNF: GLA111566
F/A/O Nationwide Life and Annuity Insurance Company
Account # 267961
Attn: P & I Department
PPN# 939653 A*2
Security Description: 3.44% Senior Notes due December 29, 2030

Notices

All notices of payment on or in respect to the security should be sent to:

Nationwide Life and Annuity Insurance Company
c/o The Bank of New York
Attn: P & I Department
P.O. Box 392003
Pittsburgh, PA 15251

With a copy to:

Nationwide Life and Annuity Insurance Company
Attn: Nationwide Investments - Investment Operations
One Nationwide Plaza (1-05-401)
Columbus, OH 43215-2220

Send financial, compliance reports and all other communications to:

Nationwide Life and Annuity Insurance Company
Attn: Nationwide Investments – Private Placements
E-mail: ooinwpp@nationwide.com
One Nationwide Plaza (1-05-801)
Columbus, OH 43215-2220

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-1000740

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Depository Trust Company
570 Washington Blvd. – 5th Floor
Jersey City, NJ 07310
Attn: BNY Mellon/Branch Deposit Department
F/A/O Nationwide Life and Annuity Insurance Co. Acct #267961

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Allianz Life Insurance Company of North America c/o Allianz Global Investors U.S. LLC Attn: Private Placements 55 Greens Farms Road Westport, CT 06880	$25,000,000

Payments

All payments by wire transfer of immediately available funds to:

Bank:     The Bank of New York Mellon, NY
ABA Number:     021-000-018
SWIFT Code:     IRVTUS3NIBK
BNF Account Number:     GLA 111566
BNF Account Name:     Bank of New York Mellon – P&I Dept.
FFC Account Name:     AZL Special Investments – 836980
Ref:    “Accompanying Information” below
Attn:    Private Placements

Accompanying information:

Name of Issuer:    Washington Real Estate Investment Trust
Description of Security:    3.44% Senior Notes due December 29, 2030
PPN:    939653 A*2
Due date and application (as among principal, interest, Make-Whole Amount and Modified Make-Whole Amount) of the payment being made

Notices

All notices to:

Allianz Life Insurance Company of North America
c/o Allianz Global Investors U.S. LLC
Attn: Private Placements
55 Greens Farms Road
Westport, CT 06880
Phone: 203-293-1900
Email: ppt@allianzgi.com

Name of Nominee in which Notes are to be issued: MAC & CO., LLC

Taxpayer I.D. Number:    23-6019000 (MAC & CO., LLC)
    41-1366075 (Allianz Life Insurance Company of North America)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Depository Trust Company
BNY Mellon Branch Deposit Services
570 Washington Blvd. – 5th Flr.
Jersey City, NJ 07310
Ref: AZL Special Investments - 836980

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Thrivent Financial for Lutherans Attn: Investment Division-Private Placements 901 Marquette Avenue, Suite 2500 Minneapolis, MN 55402	$15,000,000

Payments

All payments by wire transfer of immediately available funds to:

ABA # 011000028
State Street Bank & Trust Co.
DDA # A/C – 6813-049-1
Fund Number: NCE1
Fund Name: Thrivent Financial for Lutherans

All payments must include the following information:

3.44% Senior Notes due December 29, 2030
PPN: 939653 A*2
Reference Purpose of Payment
Interest and/or Principal Breakdown

Notices

Notices of payments and written confirmation of such wire transfers to:

Investment Division-Private Placements
Attn: Martin Rosacker
Thrivent Financial for Lutherans
901 Marquette Avenue, Suite 2500
Minneapolis, MN 55402
Fax: (612) 844-4027
Email: privateinvestments@thrivent.com

With a copy to:

Attn: Jeremy Anderson or Harmon Bergenheier
Thrivent Financial for Lutherans
901 Marquette Avenue, Suite 2500
Minneapolis, MN 55402
Email: boxprivateplacement@thrivent.com

All other communications:

Thrivent Financial for Lutherans
Attn: Investment Division-Private Placements
901 Marquette Avenue, Suite 2500
Minneapolis, MN 55402
Fax: (612) 844-4027
Email: privateinvestments@thrivent.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 39-0123480

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
Attn: 5th floor / NY Window / Robert Mendez
Ref: State Street Account
Fund Name: Thrivent Financial for Lutherans
Fund Number: NCE1

With a .pdf copy to:

boxprivateplacementlegal@thrivent.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Genworth Life Insurance Company c/o Genworth Financial, Inc. 3001 Summer Street, 4th Floor Stamford, CT 06905	$5,000,000 $5,000,000 $5,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Bank of New York
ABA #:    021000018
Account #:    GLA111566
Acct Name:    Income Collection Dept
Attn:    Income Collection Department
Reference:    GLIC / LILTCNEW
Account #:    364781
    PPN: 939653 A*2; 3.44% Senior Notes due December 29, 2030 and Identify Principal & Interest Amounts
And By Email:    treasppbkoffice@genworth.com; ppservicing@BNYmellon.com
Fax:    (804) 662-7777

Notices

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows:

Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street, 4th Floor
Stamford, CT 06905
Attn: Private Placements
Telephone No: (203) 708-3300
Fax No: (203) 708-3308

If available, an electronic copy is additionally requested. Please send to the following email address:

GNW.privateplacements@genworth.com

All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.
Account: Genworth Life Insurance Company
3001 Summer Street
Stamford, CT 06905
Attn: Trade Operations
Telephone No: (203) 708-3300
Fax No: (203) 708-3308

If available, an electronic copy is additionally requested. Please send to the following e-mail address:

GNWInvestmentsOperations@genworth.com

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

The Bank Of New York
Income Collection Department
P.O. Box 392002
Pittsburgh, PA 15251
Attn: Income Collection Department
Ref: GLIC / LILTCNEW / 364781 / CUSIP/PPN & Security Description
P&I Contact: Jason Miller - (412) 234-1680

Name of Nominee in which Notes are to be issued: HARE & CO., LLC

Taxpayer I.D. Number:    91-6027719 (Genworth Life Insurance Company)
    13-6062916 (HARE & CO., LLC)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Bank of New York
570 Washington Blvd
BNY Mellon /Branch Deposit Dept 5th FLR
Jersey City, NJ 07310
Ref: GLIC / LILTCNEW 364781

DTC Securities:	DTC #: 901 Agent ID #: 26500 Institutional ID: 26662 Account Name: GLIC / LILTCNEW Account #: 364781	Euroclear:	Euroclear #: 78009

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Continental General Insurance Company c/o Continental Insurance Group Ltd. 450 Park Avenue, 30th Floor New York, NY 10022	$10,000,000

Payments

All payments by wire transfer of immediately available funds to:

Account Name:    Continental General Insurance
ABA:    021000018
Intermediary Cash Account:    8900487623
BIC:    IRVTUS3N
Account #:    3619998400
Address:    450 Park Avenue (Floor 30)
    New York, NY 10022
Reference:    Continental General Insurance
    361999
    PPN: 939653 A*2

Custodian Bank:    Bank of New York Mellon (BNYM)
ABA:    021000018
DTC #     901
Agent ID:    00093034
Institutional ID:    00095441

Notices

All notices and communications to:

dwatters@hc2.com
vravella@hc2.com
ops@hc2.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0463747

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Depository Trust Company (DTC)
570 Washington Blvd, 5th Floor
Jersey City, NJ 07310
Attn: BNYM Branch Deposits
212-855-2642

Ref: Continental General Insurance 361999; PPN: 939653 A*2

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Primerica Life Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$1,705,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Primerica Life Insurance Company
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA No. 021000021
Account No. 9009000127
Account Name: Trust Other Demand IT SSG Custody
FFC Acct Name: Primerica Life Insurance Company
FFC Acct# G07131
Reference: PPN: 939653 A*2; 3.44% Senior Notes due December 29, 2030, And Breakdown (principal/income)__________

Notices

All notices and communication should be directed to:

Primerica Life Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Primerica Life Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com

and conning.documents@conning.com

All legal notices and documentation should be directed to:

Primerica Life Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 04-1590590

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Pinnacol Assurance c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$1,275,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

ABA # 011000028
State Street Bank & Trust Co.
DDA # A/C – 1033-0991
Fund Number/Name PII1/ PINNACOL CORE- FI

Notices

All notices and communication should be directed to:

Pinnacol Assurance
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Pinnacol Assurance
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

Pinnacol Assurance
C/O Conning, Inc.
One Financial Plaza 23rd Floor

Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: OPALBELL & CO

Taxpayer I.D. Number: 84-1093767

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
American Health and Life Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$850,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA No. 021000021
Account No. 9009000127
Account Name: Trust Other Demand IT SSG Custody
FFC Acct Name: American Health and Life Insurance Company
FFC Acct# G07155
Reference: PPN: 939653 A*2; 3.44% Senior Notes due December 29, 2030, And Breakdown (principal/income)__________

Notices

All notices and communication should be directed to:

American Health and Life Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

American Health and Life Insurance Company
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All Legal and documentation should be directed to:

American Health and Life Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 52-0696632

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Illinois Mutual Life Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$850,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

NORTHERN CHGO/Trust
ABA#071000152
Credit Wire Account# 5186061000
FFC of IL Mutual Life Ins/Conning
FFC #4482005

Notices

All notices and communication should be directed to:

Illinois Mutual Life Insurance Company
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Illinois Mutual Life Insurance Company
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

Illinois Mutual Life Insurance Company
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: ELL & CO

Taxpayer I.D. Number: 37-0344290

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Pekin Life Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$850,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

The Northern Trust Company Chicago, IL 60607
ABA No.: 071 000 152 SWIFT/BIC: CNORUS44
Acct. Name: Trust Services Acct. No.: 518 604 1000
For Further Credit:
Acct Number: 26-07285
Acct Name: Pekin Life Insurance Conning
Reference: PPN: 939653 A*2; Washington Real Estate Investment Trust; 3.44% Senior Notes due December 29, 2030, [Note, Number], *Attn: Income Collections

Notices

All notices and communication should be directed to:

Pekin Life Insurance Company
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Pekin Life Insurance Company
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

Pekin Life Insurance Company
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@Conning.com

Name of Nominee in which Notes are to be issued: ELL & CO

Taxpayer I.D. Number: 37-0866596

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Penn National Security Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$750,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Fifth Third Bank N.A.
ABA# 042000314
A/C: # 71575856
A/C Name: Trust Incoming Wires
FFC A/C#: 010034178505
A/C Name: PENN NATL SECURITY

Notices

All notices and communication should be directed to:

Penn National Security Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Penn National Security Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

Penn National Security Insurance Company

C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: Link & Co

Taxpayer I.D. Number: 25-1580785

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Associated Industries of Massachusetts Mutual Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$640,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

The Northern Trust Company Chicago, IL 60607
ABA No.: 071 000 152 SWIFT/BIC: CNORUS44
Acct. Name: Trust Services Acct. No.: 518 604 1000
For Further Credit:
Acct Number: 2679864
Acct Name: Associated Industries of MA
Reference: PPN: 939653 A*2; Washington Real Estate Investment Trust; 3.44% Senior Notes due December 29, 2030, [Note Number]
Attn: Income Collections

Notices

All notices and communication should be directed to:

Associated Industries of Massachusetts Mutual Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Associated Industries of Massachusetts Mutual Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All Legal and documentation should be directed to:

Associated Industries of Massachusetts Mutual Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: ELL & CO

Taxpayer I.D. Number: 22-2946313

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Kentucky Employers’ Mutual Insurance Authority c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$640,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

U. S. Bank N. A
ABA # 091000022
60 Livingston Avenue
St Paul, MN 55107
Credit Account 180183083765
Credit Acct Name: TRUST DEPT INCOME UNIT
FFC Acct# 001051002742
FFC Acct Name: KEMI/Conning Private Placement account
Reference: (PPN: 939653 A*2, and P and I Breakdown)

Notices

All notices and communication should be directed to:

Kentucky Employers’ Mutual Insurance Authority
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Kentucky Employers’ Mutual Insurance Authority
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

Kentucky Employers’ Mutual Insurance Authority
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 61-1275981

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Pennsylvania National Mutual Casualty Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$525,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Fifth Third Bank N.A.
ABA# 042000314
A/C: # 71575856
A/C Name: Trust Incoming Wires
FFC A/C#: 010034178471
A/C Name: PENN NATL MUTUAL CASUALTY

Notices

All notices and communication should be directed to:

Pennsylvania National Mutual Casualty Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Pennsylvania National Mutual Casualty Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

Pennsylvania National Mutual Casualty Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: Link & Co

Taxpayer I.D. Number: 23-0961349

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
5 Star Life Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$425,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

US Bank N.A. Minnesota
Saint Paul, Minnesota
ABA #: 091000022
Account Name: Trust Custody Portland
Credit A/C#: 173101852270
FFC Acct Name: 5Star Life Ins.
FFC Acct #: 291129900
Reference: PPN: 939653 A*2; Washington Real Estate Investment Trust; 3.44% Senior Notes due December 29, 2030, And Breakdown (principal/income)

Notices

All notices and communication should be directed to:

5 Star Life Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

5 Star Life Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

5 Star Life Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 54-1829709

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Missouri Employers Mutual Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$425,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Commerce Bank
811 Main Street – 9th floor
Kansas City, MO 64105-2005
ABA #: 101000019
Credit Account: CTC OPS
Credit Acct #: 1991400781
FFC Acct Name: MO Employers Mut-Conning
FFC Acct #: 750228025
Reference PPN: 939653 A*2; Washington Real Estate Investment Trust; 3.44% Senior Notes due December 29, 2030, And Breakdown (principal/income)__________

Notices

All notices and communication should be directed to:

Missouri Employers Mutual Insurance Company
C/O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Missouri Employers Mutual Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

Missouri Employers Mutual Insurance Company
C\O Conning, Inc.
One Financial Plaza 13th Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 43-1668466

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Triton Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$425,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

Triton Insurance Company
Account No. 900 9000 127
Account Name: Trust Other Demand IT SSG Custody
FFC Acct Name: Triton Insurance Company
FFC Acct# G07117
JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081
ABA No. 021000021
Reference: PPN: 939653 A*2; Washington Real Estate Investment Trust; 3.44% Senior Notes due December 29, 2030, And Breakdown (principal/income)__________

Notices

All notices and communication should be directed to:

Triton Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Triton Insurance Company
C\O Conning, Inc.
One Financial Plaza 13th Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com

and conning.documents@conning.com

All legal notices and documentation should be directed to:

Triton Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 59-2174734

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Mt. Hawley Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$320,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

ABA 021000021 JPMorgan Chase NA
Acct 9009002859 Income wire acct
Payment detail: PPN: 939653 A*2, Acct # G 11465, P&I breakdown & pay date

Notices

All notices and communication should be directed to:

Mt. Hawley Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

Mt. Hawley Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

Mt. Hawley Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627

Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: CUDD & CO. LLC

Taxpayer I.D. Number: 37-1072999

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
RLI Insurance Company c/o Conning, Inc. One Financial Plaza 23rd Floor Hartford, CT 06103-2627	$320,000

Payments

All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:

ABA 021000021 JPMorgan Chase NA
Acct 9009002859 Income wire acct
Payment detail: PPN: 939653 A*2, Acct # G 11458, P&I breakdown & pay date

Notices

All notices and communication should be directed to:

RLI Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: Samuel Otchere
Phone: 860-299-2262
Email: samuel.otchere@conning.com

With a copy of all notices and communication directed to:

RLI Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627
Attention: John Scanlon
Phone: 860-299-2161
Email: john.scanlon@conning.com
and conning.documents@conning.com

All legal notices and documentation should be directed to:

RLI Insurance Company
C\O Conning, Inc.
One Financial Plaza 23rd Floor
Hartford, CT 06103-2627

Attention: Sheilah Gibson
Phone: 860-299-2074
Email: sheilah.gibson@conning.com

Name of Nominee in which Notes are to be issued: CUDD & CO. LLC

Taxpayer I.D. Number: 37-0915434

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Sheilah Gibson
Conning, Inc.
One Financial Plaza
Hartford, CT 06103
Telephone: 860-299-2074
Sheilah.Gibson@Conning.com

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
The Ohio National Life Insurance Company One Financial Way Cincinnati, OH 45242 Attention: Investment Department	$7,000,000

Payments

Address for payments on account of the Notes by bank wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:

U.S. Bank N.A.
5th & Walnut Streets
Cincinnati, OH 45202
ABA #042-000013
SWIFT Code/BIC: USBKUS44IMT
For credit to The Ohio National Life Insurance Company’s Account No. 910-275-7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

THE OHIO NATIONAL LIFE INSURANCE COMPANY
One Financial Way
Cincinnati, OH 45242
Attention: Investment Department

With a copy to: privateplacements@ohionational.com

Fax number: 513-794-4506

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 31-0397080

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

THE OHIO NATIONAL LIFE INSURANCE COMPANY
One Financial Way
Cincinnati, OH 45242
Attention: Investment Department

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Sunrise Captive RE, LLC One Financial Way Cincinnati, OH 45242 Attention: Investment Department	$3,000,000

Payments

Address for payments on account of the Notes by bank wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:

U.S. Bank N.A.
5th & Walnut Streets
Cincinnati, OH 45202
ABA #042-000013
SWIFT Code/BIC: USBKUS44IMT
For credit to Sunrise Captive Re LLC’s Account No. 130-125-617-568

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

SUNRISE CAPTIVE RE, LLC
One Financial Way
Cincinnati, OH 45242
Attention: Investment Department

With a copy to: privateplacements@ohionational.com

Fax number: 513-794-4506

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 83-2532656

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

SUNRISE CAPTIVE RE, LLC
One Financial Way
Cincinnati, OH 45242
Attention: Investment Department

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Ameritas Life Insurance Corp. c/o Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	$7,500,000

Payments

All payments by wire transfer of immediately available funds to:

JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account: 9009002859
Further Credit - Custody Fund P72220 for Ameritas Life Insurance Corp.
Reference: 939653 A*2; 3.44% Senior Notes due December 29, 2030 and source/application of funds (P&I, etc.)

Notices

All notices of payments and written confirmations of such wire transfers sent to:

Ameritas Life Insurance Corp.
5945 R Street
Lincoln, NE 68505
ATTN: Investment Accounting
Fax#: (402) 467-6970
IASecurities@ameritas.com

All other communications sent to:

Ameritas Life Insurance Corp.
Ameritas Investment Partners, Inc.
ATTN: Private Placements
5945 R Street
Lincoln, NE 68505

Contacts: Joe Mick
Tel: 402-467-7471
Fax: 402-467-6970
Email: Joe.Mick@Ameritas.com
privateplacements@ameritas.com

Name of Nominee in which Notes are to be issued:    Cudd & Co. LLC for the benefit of Ameritas Life Insurance Corp.

Taxpayer I.D. Number:    13-6022143 (CUDD & CO. LLC)
    47-0098400 (Ameritas Life Insurance Corp.)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
ATTN: Physical Receive Department
REF: Account P72220
REF: Ameritas Life Insurance Corp.

With a coy to:

Joe Mick [Joe.Mick@Ameritas.com]

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Ameritas Life Insurance Corp. of New York c/o Ameritas Investment Partners, Inc. 5945 R Street Lincoln, NE 68505	$500,000

Payments

All payments by wire transfer of immediately available funds to:

JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account: 9009002859
Further Credit - Custody Fund P72225 for Ameritas Life Insurance Corp. of New York
Reference: 939653 A*2; 3.44% Senior Notes due December 29, 2030 and source/application of funds (P&I, etc.)

Notices

All notices of payments and written confirmations of such wire transfers sent to:

Ameritas Life Insurance Corp.
5945 R Street
Lincoln, NE 68505
ATTN: Investment Accounting
Fax#: (402) 467-6970
IASecurities@ameritas.com

All other communications sent to:

Ameritas Life Insurance Corp. of New York
Ameritas Investment Partners, Inc.
ATTN: Private Placements
5945 R Street
Lincoln, NE 68505

Contacts: Joe Mick
Tel: 402-467-7471
Fax: 402-467-6970
Email: Joe.Mick@Ameritas.com
privateplacements@ameritas.com

Name of Nominee in which Notes are to be issued:    Cudd & Co. LLC for the benefit of Ameritas Life Insurance Corp. of New York

Taxpayer I.D. Number:    13-6022143 (CUDD & CO. LLC)
    13-3758127 (Ameritas Life Insurance Corp. of New York)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
ATTN: Physical Receive Department
REF: Account P72225
REF: Ameritas Life Insurance Corp. of New York

With a coy to:

Joe Mick [Joe.Mick@Ameritas.com]

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
CMFG Life Insurance Company c/o Members Capital Advisors, Inc. Attn: Private Placements 5910 Mineral Point Road Madison WI 53705-4456	$2,000,000

Payments

All payments by wire transfer of immediately available funds to:

ABA:    011000028
Bank:    State Street Bank
Account Name:    CMFG Life Insurance Company
DDA #:    1662-544-4
REFERENCE FUND:    ZT1E

Notices

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED to:

EMAIL:    DS-PrivatePlacements@cunamutual.com

All Legal communication shall be EMAILED to:

EMAIL:    DS-PrivatePlacements@cunamutual.com
EMAIL:    mcalegal@cunamutual.com

Name of Nominee in which Notes are to be issued: TURNKEYS & CO

Taxpayer I.D. Number:    39-0230590 (CMFG Life Insurance Company)
    03-0400481 (TURNKEYS & CO)

Jurisdiction of Tax Residence: Unites States of America

Original Notes to be delivered to:

DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
5th floor / NY Window / Robert Mendez

FBO: State Street Bank & Trust for ZT1E

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
CMFG Life Insurance Company c/o Members Capital Advisors, Inc. Attn: Private Placements 5910 Mineral Point Road Madison WI 53705-4456	$2,000,000

Payments

All payments by wire transfer of immediately available funds to:

ABA:    011000028
Bank:    State Street Bank
Account Name:    CMFG Life Members Zone
DDA #:    1026-256-6
REFERENCE FUND:    ZTAV

Notices

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED to:

EMAIL:    DS-PrivatePlacements@cunamutual.com

All Legal communication shall be EMAILED to:

EMAIL:    DS-PrivatePlacements@cunamutual.com
EMAIL:    mcalegal@cunamutual.com

Name of Nominee in which Notes are to be issued: TURNKEYS & CO

Taxpayer I.D. Number:    39-0230590 (CMFG Life Insurance Company)
    03-0400481 (TURNKEYS & CO)

Jurisdiction of Tax Residence: Unites States of America

Original Notes to be delivered to:

DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
5th floor / NY Window / Robert Mendez

FBO: State Street Bank & Trust for ZTAV

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
CMFG Life Insurance Company c/o Members Capital Advisors, Inc. Attn: Private Placements 5910 Mineral Point Road Madison Wi 53705-4456	$1,000,000

Payments

All payments by wire transfer of immediately available funds to:

ABA:     011000028
Bank:     State Street Bank
Account Name:     CMFG Zone Income
DDA #:     1123-273-3
REFERENCE FUND:     ZTA7

Notices

All notices of payments, wires, audit confirmations, compliance and Financials shall be EMAILED to:

EMAIL:    DS-PrivatePlacements@cunamutual.com

All Legal communication shall be EMAILED to:

EMAIL:    DS-PrivatePlacements@cunamutual.com
EMAIL:    mcalegal@cunamutual.com

Name of Nominee in which Notes are to be issued: TURNKEYS & CO

Taxpayer I.D. Number:    39-0230590 (CMFG Life Insurance Company)
    03-0400481 (TURNKEYS & CO)

Jurisdiction of Tax Residence: Unites States of America

Original Notes to be delivered to:

DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
5th floor / NY Window / Robert Mendez

FBO: State Street Bank & Trust for ZTA7

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Life Insurance Company of the Southwest c/o National Life Insurance Company One National Life Drive Montpelier, VT 05604	$4,000,000

Payments

All payments by wire transfer of immediately available funds to:

J.P. Morgan Chase & Co.
New York, NY 10010
ABA # 021000021
Account No.: G06475
Account Name: Life Insurance Company of the Southwest
Reference: (PPN: 939653 A*2, 3.44% Senior Notes due December 29, 2030, Interest Amount, Principal and Premium Amount)

Notices

All notices of payments, written confirmations of such wire transfers and other communications to:

Life Insurance Company of the Southwest
c/o National Life Insurance Company
One National Life Drive
Montpelier, VT 05604
Attention: Private Placements
Email: privateinvestments@sentinelinvestments.com

Fax: 802-223-9332

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 75-0953004

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

Life Insurance Company of the Southwest
c/o National Life Insurance Company
One National Life Drive
Montpelier, VT 05604
Attention: Treasury - M470

Name and Address of Purchaser	Principal Amount of Notes to be Purchased
Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213	$3,000,000

Payments

All payments should be made by wire transfer of immediately available funds to:

The Northern Trust Company
Chicago, IL 60607
ABA No.: 071 000 152
SWIFT/BIC: CNORUS44
Acct. Name: Trust Services
Acct. No.: 518 604 1000
Reference: Attn: Income Collection, Acct# 44-72417; SFBLIC – FIXED INCOME; Washington Real Estate Investment Trust; PPN: 939653 A*2; [Note Number], **

**with sufficient information to identify the source and application of such funds, including the interest amount, principal amount, premium amount, etc.

Notices

Address for notices related to scheduled payments:

The Northern Trust Company
Attn: Income Collections
801 S Canal St
Chicago, IL 60607
ICPHYS@ntrs.com

With a copy to: Inv_Acctg-pp@sfbli.com

Address for audit confirmation requests:

By electronic delivery to: ICPHYS@ntrs.com

Address for all other communications, including waivers, amendments, consents and financial information:

By electronic delivery to:    Attn: Securities Management
    PrivatePlacements@sfbli.com

Investment Contact Persons:

David Divine Director (601) 981-5332 x1010	Zach Farmer Director (601) 981-5332 x1486	Brad Blakney Analyst (601) 981-5332 x1073

Name of Nominee in which Notes are to be issued:    Ell & Co, F/B/O Southern Farm Bureau Life Insurance Company

Taxpayer I.D. Number:    64-0283583 (Southern Farm Bureau Life Insurance Company)
    36-6412623 (Ell & Co)

Jurisdiction of Tax Residence: United States of America

Original Notes to be delivered to:

The Northern Trust Company
Trade Securities Processing 32nd floor
333 S Wabash Ave
Chicago, Illinois 60604

With an electronic copy of the transmittal to:

PrivatePlacements@sfbli.com